      As Filed With the Securities and Exchange Commission on June 1, 1999
                                                     Registration No. 33-46279
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

                       POST-EFFECTIVE AMENDMENT NO. 11                       [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

                              AMENDMENT NO. 13                               [X]

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (410) 727-1700

                               Edward J. Veilleux
                                One South Street
                               Baltimore, MD 21202
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LP
                               1701 Market Street
                             Philadelphia, PA 19103

--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box)

___  immediately upon filing pursuant to paragraph (b)
___  on August 1, 1999 pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
_X_  on August 1, 1999 pursuant to paragraph (a) of rule 485

--------------------------------------------------------------------------------

                              [FLAG INVESTORS LOGO]
                            VALUE BUILDER FUND, INC.
                      (Class A, Class B and Class C Shares)

                   Prospectus & Application -- August 1, 1999


This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice as to sales charge and fund expenses. (Refer to the section on sales charges and the attached Application.)


                                TABLE OF CONTENTS

Investment Summary.........................................................2
Fees and Expenses of the Fund..............................................5
Investment Program.........................................................6
The Fund's Net Asset Value.................................................8
How to Buy Shares..........................................................8
How to Redeem Shares......................................................10
Telephone Transactions....................................................11
Sales Charges.............................................................11
How to Choose the Class That Is Right for You.............................15
Dividends and Taxes.......................................................16
Investment Advisor and Sub-Advisor........................................17
Financial Highlights......................................................19
Application..............................................................A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD  21203

         THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF
   THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT SUMMARY

OBJECTIVES AND STRATEGIES

         The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds.

         The Fund's investment advisor and sub-advisor (the "Advisors")may alter the percentages of assets invested in common stocks and bonds depending on their judgment as to general market and economic conditions, trends in yields and interest rates and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

         In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies.

         In selecting bonds for the Fund, the Advisors purchase securities with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. The bonds purchased by the Fund will generally be investment grade, but may also be non-investment grade.

RISK PROFILE

         The Fund is best suited for investors who are seeking both long-term growth of capital and current income through an approach that combines investments in common stocks and bonds. The value of an investment in the Fund will vary from day to day based on changes in the prices of the common stocks and the bonds in the Fund's portfolio. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in bonds.

         General Stock Risk. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

         General Fixed Income Risk. The value of the bonds in the Fund's portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

         Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the Fund's equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

         Asset Allocation Risk. The Advisors' assessment of market and economic conditions may cause them to invest too much or too little in either stocks or bonds which could adversely affect the Fund's performance.

         If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                 CLASS A SHARES*

                          FOR YEARS ENDED DECEMBER 31,

35.00%
30.00%                         32.74%
25.00%                                    24.64%
20.00%                                              22.67%
15.00%                                                        18.53%
10.00%      11.76%
 5.00%
 0.00%                -0.37%
-5.00%
            1993       1994     1995      1996      1997      1998


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from January 1, 1999 through June 30, 1999, the year-to-date total return for Class A Shares was __%.


    During the 6-year period shown in the bar chart, the highest return for a quarter was 17.91% (quarter ended 12/31/98) and the lowest return for a quarter was -9.66% (quarter ended 9/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 1998)

---------------------------------------------------------------------------------------------------------------
                                 Class A Shares(1)      S&P 500(2)        91-Day U.S.        Lipper Balanced
                                                                         Treasury Bill(3)      Fund Index(4)
---------------------------------------------------------------------------------------------------------------
Past One Year.................        13.19%             28.58%              4.88%                15.09%
---------------------------------------------------------------------------------------------------------------
Past Five Years...............        18.01%             24.06%              5.02%                13.87%
---------------------------------------------------------------------------------------------------------------
Since Inception...............   17.58% (6/15/92)        21.28%(5)           4.57%(5)             13.63%(5)
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                 Class B Shares(1)      S&P 500(2)        91-Day U.S.            Lipper
                                                                         Treasury Bill(3)     Balanced Fund
                                                                                                 Index(4)
---------------------------------------------------------------------------------------------------------------
Past One Year.................        13.60%             28.58%              4.88%               15.09%
---------------------------------------------------------------------------------------------------------------
Since Inception...............   23.63% (1/3/95)         30.51%(6)           5.20%(6)            18.24%(6)
---------------------------------------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Standard & Poor's 500 Index is an unmanaged index that is a widely recognized benchmark of general equity market performance. The index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) The 91-Day U.S. Treasury Bill is a measure of short-term bond market performance.
(4) The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.
(5) For the period from 6/30/92 through 12/31/98.
(6) For the period from 12/31/94 through 12/31/98.

         No performance information is provided for the Class C Shares because they have not been offered for a full year. However, performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.


FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                       Class A Shares  Class B Shares  Class C Shares
                                                                       Initial Sales   Deferred Sales  Deferred Sales
SHAREHOLDER FEES:                                                          Charge          Charge         Charge
 (fees paid directly from your investment)                               Alternative    Alternative     Alternative
                                                                         -----------    -----------     -----------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
   of offering price)..................................................    4.50%*           None           None
Maximum Deferred Sales Charge (Load)(as a percentage of original
purchase price or redemption proceeds, whichever is lower).............    1.00%*         4.00%**        1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............     None            None           None
Redemption Fee.........................................................     None            None           None
Exchange Fee...........................................................     None            None           None

ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets)
Management Fees........................................................     0.75%          0.75%           0.75%
Distribution and/or Service (12b-1) Fees...............................     0.25%          0.75%           0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class
B and Class C Shares) .................................................     0.12%          0.37%****       0.37%****
                                                                           ------         ------          ------
Total Annual Fund Operating Expenses...................................     1.12%          1.87%           1.87%
                                                                            =====         ======          ======

------------
* You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")

** Contingent deferred sales charges decline over time and reach zero after six years. At that time, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class that is Right for You.")
*** You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")
**** A portion of the shareholder servicing fee is allocated to your securities dealer and qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information about your investment.

EXAMPLE:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                                          ------          -------          -------          --------
   CLASS A SHARES...................................       $559             $790            $1,039           $1,752
   CLASS B SHARES...................................       $590             $888            $1,211           $1,815
   CLASS C SHARES...................................       $290             $588             N/A              N/A
You would pay the following expenses if you did not redeem your shares:
   CLASS A SHARES...................................       $559             $790            $1,039           $1,752
   CLASS B SHARES...................................       $190             $588            $1,011           $1,815
   CLASS C SHARES...................................       $190             $588             N/A              N/A

         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

         The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and bonds.

         The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting investments for the Fund, the Advisors determine the relative percentages of assets to be invested in common stocks and bonds based on their judgement as to general market and economic conditions, trends in yields and interest rates and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

         In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies.

          In managing the Fund's bond portfolio, the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. In general, the corporate bonds held by the Fund will be investment grade bonds. However, the Fund also invests, to a limited extent, in non-investment grade bonds.

         An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run, stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Bonds are subject to interest rate risk. The value of the Fund's bond portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities. Whether or not the Fund benefits from the allocation of assets between common stocks and bonds will depend on the Advisors' success in assessing economic trends and their impact on financial assets.

          To reduce the Fund's risk, the Advisors may make temporary, defensive investments in high quality, short-term money market instruments and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed the risk of loss outweighed the opportunity for gain.

YEAR 2000 ISSUES

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

         In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES

         You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check

(along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

        Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

        o If you are investing in an IRA account, your initial investment may be as low as $1,000.

        o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

        o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

        o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

INVESTING REGULARLY

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES

         You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

PURCHASE PRICE

         The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                          Class A
                                                        Sales Charge
                                                         as a % of
                                               ----------------------------
                                               Offering          Net Amount             Class B           Class C Sales
            Amount of Purchase                   Price            Invested           Sales Charge            Charge
--------------------------------------------------------------------------------------------------------------------------
Less than  $ 50,000.......................       4.50%             4.71%                 None                 None
$ 50,000 - $ 99,999.......................       3.50%             3.63%                 None                 None
$100,000 - $249,999.......................       2.50%             2.56%                 None                 None
$250,000 - $499,999.......................       2.00%             2.04%                 None                 None
$500,000 - $999,999.......................       1.50%             1.52%                 None                 None
$1,000,000 and over ......................       None              None                  None                 None
--------------------------------------------------------------------------------------------------------------------------

        Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

        The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

        Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

        Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell shares of the Fund.

4)      If you are buying shares in any of the following types of accounts:

        (i)       A qualified retirement plan;

        (ii)      A Flag Investors fund payroll savings plan program;

        (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

PURCHASES BY EXCHANGE

        You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A, B or C Shares, as applicable, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

        You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

        The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                           Sales Charge as a Percentage of the Dollar Amount Subject to Charge
                                           -------------------------------------------------------------------
                                           Class A Sales               Class B Sales              Class C Sales
                                           -------------               -------------              -------------
                                          Charge (as % of             Charge (as % of            Charge (as % of
Years Since Purchase                       Cost or Value)             Cost or Value)             Cost or Value)
------------------------------------------------------------------------------------------------------------------
First ..............................           1.00%*                      4.00%                      1.00%
Second .............................           0.50%*                      4.00%                      None
Third ..............................            None                       3.00%                      None
Fourth .............................            None                       3.00%                      None
Fifth ..............................            None                       2.00%                      None
Sixth ..............................            None                       1.00%                      None
Thereafter .........................            None                       None                       None
------------------------------------------------------------------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1 million or more.

         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

        Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

                  (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

                  (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

         Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of six years, your shares convert to Class A Shares thus eliminating the higher expenses.

         If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class

C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of six years, the higher expenses continue for as long as you own your shares.

         In general, if you intend to invest more than $100,000 your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $100,000 and expect to hold your shares for more than six years, your combined sales charges and expenses are lower with Class B Shares. If you intend to buy less than $100,000 and expect to hold your shares for less than six years, your combined sales charges and expenses are lower with Class C Shares.

         Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and Class B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares.

         Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS

         The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of quarterly dividends and to distribute taxable net capital gains on an annual basis.

TAXES

         The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.

         More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR

         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $___ billion of net assets as of June 30, 1999. ABIM is a registered investment advisor with approximately $___ billion under management as of June 30, 1999. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown Incorporated owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining 49% limited partnership interest.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

         As compensation for its services for the fiscal year ended March 31, 1999, ICC received from the Fund a fee equal to 0.75% of the Fund's average daily net assets. ICC compensates ABIM out of its advisory fee.

         The Advisor is an indirect subsidiary of Bankers Trust Corporation. On [date], Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as ICC's new parent company, controls its operations as investment advisor, the Fund's shareholders will be asked to approve a new investment advisory agreement between ICC and the Fund. Shareholders also will be asked to approve a new sub-advisory agreement among the Fund, ICC and ABIM. A Special Meeting of Shareholders will be held for this purpose. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

         On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

         As a result of the plea, absent an order from the SEC, ICC and ABIM may not be able to continue to provide advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

PORTFOLIO MANAGER

         Mr. Hobart C. Buppert, II has primary responsibility for managing the Fund's assets. From the Fund's inception until July 31, 1997, he shared that responsibility with Messrs. J. Dorsey Brown, III and Lee S. Owen.

         Mr. Buppert has 27 years investment experience. He has been a Vice President of ABIM since 1980. Prior to joining ABIM, Mr. Buppert worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A. and M.B.A. degrees from Loyola College in 1970 and 1974, respectively. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years for Class A Shares and since commencement of operations for Class B and Class C Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS A SHARES
                                               ----------------------------------------------------
                                                        FOR THE YEARS ENDED MARCH 31,
                                                         ----------------------------
                                                  1999        1998       1997      1996       1995
PER SHARE OPERATING PERFORMANCE:
    Net asset value at beginning of year...     $ 22.09     $ 17.14    $ 14.68   $ 12.02    $ 11.23
                                                -------     -------    -------   -------    -------

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..................        0.56        0.47       0.39      0.36       0.35
    Net realized and unrealized gain on
    investments............................        2.40        5.21       2.49      3.03       0.80
                                                -------     -------    -------   -------    -------
    Total from Investment Operations.......        2.96        5.68       2.88      3.39       1.15
                                                -------     -------    -------   -------    -------

LESS DISTRIBUTIONS:
    Net investment income and  short-term gains   (0.57)      (0.47)     (0.36)    (0.41)     (0.35)
    Net realized mid-term and long-term gains     (0.33)      (0.26)     (0.06)    (0.32)     (0.01)
                                                -------     -------    -------   -------    -------
    Total distributions....................       (0.90)      (0.73)     (0.42)    (0.73)     (0.36)
                                                -------     -------    -------   -------    -------
    Net asset value at end of year ........     $ 24.15     $ 22.09    $ 17.14   $ 14.68    $ 12.02
                                                =======     =======    =======   =======    =======

TOTAL RETURN...............................      13.91%      33.82%      19.90%    28.86%     10.57%

RATIOS TO AVERAGE NET ASSETS:
    Expenses...............................       1.12%       1.14%       1.27%     1.31%      1.35%(1)
    Net investment income..................       2.64%       2.49%       2.51%     2.72%      3.07%(2)

SUPPLEMENTAL DATA:
    Net assets at end of year (000)........    $649,664    $491,575   $278,130  $200,020   $146,986
    Portfolio turnover rate................         10%          7%         13%       15%        18%

------------
(1) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.40% for the year ended March 31, 1995.
(2) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 3.02% for the year ended March 31, 1995.


                                                      CLASS B SHARES                           CLASS C SHARES
                                            ----------------------------------                 --------------
                                                                                    FOR THE
                                                                                    PERIOD
                                                                                  JANUARY 3,   FOR THE PERIOD
                                                                                    1995(1)    APRIL 8, 1998(1)
                                                                                    THROUGH       THROUGH
                                               FOR THE YEARS ENDED MARCH 31,       MARCH 31,     MARCH 31,
                                               -----------------------------       ---------     ---------

                                             1999      1998      1997      1996       1995         1999
PER SHARE OPERATING PERFORMANCE:
    Net asset value at beginning of period $ 22.08   $ 17.16   $ 14.71   $ 12.01    $ 11.14       $ 22.31
                                           -------   -------   -------   -------    -------       -------

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income................     0.41      0.34      0.26      0.21       0.08          0.39
    Net realized and unrealized gain on
          investments....................     2.38      5.20      2.51      3.05       0.79          2.10
                                           -------   -------   -------   -------    -------       -------
    Total from Investment Operations.....     2.79      5.54   $  2.77      3.26       0.87          2.49
                                           -------   -------   -------   -------    -------       -------

LESS DISTRIBUTIONS:
    Net investment income and short-term
      gains..............................    (0.43)    (0.36)    (0.26)    (0.24)       ---         (0.35)
    Net realized mid-term and long-term
         capital gains...................    (0.33)    (0.26)    (0.06)    (0.32)       ---         (0.33)
                                           -------   -------   -------   -------    -------       -------
    Total distributions..................    (0.76)    (0.62)    (0.32)    (0.56)       ---         (0.68)
                                           -------   -------   -------   -------    -------       -------
    Net asset value at end of period ....  $ 24.11   $ 22.08   $ 17.16   $ 14.71    $ 12.01       $ 24.12
                                           =======   =======   =======   =======    =======       =======

TOTAL RETURN.............................    13.10%    32.84%    19.00%    27.89%      7.81%        11.50%(2)

RATIOS TO AVERAGE NET ASSETS:
    Expenses.............................     1.87%     1.89%     2.02%     2.06%      2.10%(3,4)    1.91%(4)
    Net investment income................     1.90%     1.75%     1.84%     1.97%      2.94%(4,5)    2.05%(4)

SUPPLEMENTAL DATA:
    Net assets at end of period (000).... $110,680   $64,498   $17,311   $ 4,178     $  341       $17,450
    Portfolio turnover rate..............       10%        7%       13%       15%        18%           10%

-----------
(1) Commencement of operations.
(2) Total return is since inception.
(3) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 2.17% annualized for the period ended March 31, 1995.
(4) Annualized.
(5) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 2.87% annualized for the period ended March 31, 1995.

                                                 FLAG INVESTORS VALUE BUILDER FUND, INC.
                                                         NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
Make check payable to "Flag Investors Value Builder      FOR ASSISTANCE IN COMPLETING THIS APPLICATION PLEASE CALL:  1-800-553-8080,
Fund, Inc." and mail with this Application to:                MONDAY THROUGH FRIDAY, 8:30 A.M. TO 5:30 P.M. (EASTERN TIME).

  Flag Investors Funds                                        TO OPEN AN IRA ACCOUNT, PLEASE CALL 1-800-767-3524 FOR AN IRA
  P.O.  Box 219663                                            INFORMATION KIT.
  Kansas City, MO  64121-9663
  Attn:  Flag Investors Value Builder Fund, Inc.

I wish to purchase the following class of shares of the Fund, in the amount indicated.  (Please check the applicable box and indicate the amount of purchase.)

MINIMUM INITIAL INVESTMENT:    $2,000 ($500 FOR SHAREHOLDERS WITH AN EXISTING FLAG INVESTORS ACCOUNT.)

  |_|  CLASS A SHARES (4.5% maximum initial sales charge) in the amount of $______________________________
  |_|  CLASS B SHARES (4.0% maximum contingent deferred sales charge) in the amount of $______________________________
  |_|  CLASS C SHARES (1.0% maximum contingent deferred sales charge) in the amount of $______________________________
                                                -----------------------------------------
                                                 YOUR ACCOUNT REGISTRATION (PLEASE PRINT)
                                                -----------------------------------------
Existing Account No., if any _________________________

INDIVIDUAL OR JOINT TENANT                                    GIFTS TO MINORS

______________________________________________________        ______________________________________________________________________
First Name                 Initial          Last Name         Custodian's Name (only one allowed by law)

______________________________________________________        ______________________________________________________________________
Social Security Number                                        Minor's Name (only one)

______________________________________________________        _______________________________   ____________________________________
Joint Tenant               Initial          Last Name         Social Security Number of Minor   Minor's Date of Birth  (Mo./Day/Yr.)

                                                              under the _____________________ Uniform Gifts to Minors Act
                                                                         (State of Residence)

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                      MAILING ADDRESS

______________________________________________________        ______________________________________________________________________
Name of Corporation, Trust or Partnership                     Street

___________________________ __________________________        ______________________________________________________________________
Tax ID Number                       Date of Trust             City                      State                 Zip

                                                              (        )
_______________________________________________________       ______________________________________________________________________
Name of Trustees (if to be included in the Registration)      Daytime Phone

________________________________________________________________
For the Benefit of
                                                -----------------------------------------
                                                        LETTER OF INTENT (OPTIONAL)
                                                -----------------------------------------
|_| I intend to invest at least the amount indicated below in Class A Shares of Flag Investors Value Builder Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.
                   |_|$50,000                |_|$100,000       |_|$250,000      |_|$500,000       |_|$1,000,000
                                                -----------------------------------------
                                                     RIGHT OF ACCUMULATION (OPTIONAL)
                                                -----------------------------------------
List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify you for reduced sales charges.

    Fund Name              Account No.                        Owner's Name                       Relationship
    ---------              -----------                        ------------                       ------------

___________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

                                                -----------------------------------------
                                                            DISTRIBUTION OPTIONS
                                                -----------------------------------------
Please check appropriate boxes.  If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.
        INCOME DIVIDENDS                                                        CAPITAL GAINS
        |_|  Reinvested in additional shares                                    |_|  Reinvested in additional shares
        |_|  Paid in cash                                                       |_|  Paid in cash
Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                                                -----------------------------------------
                                                   AUTOMATIC INVESTING PLAN (OPTIONAL)
                                                -----------------------------------------
|_| I authorize you as Agent for the Automatic Investing Plan to automatically invest $_________ in Class A Shares or $_________ in
Class B Shares or $________ in Class C Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)
                                                                                      ----------------------------------------
                                                                                            PLEASE ATTACH A VOIDED CHECK.
                                                                                      ----------------------------------------
MINIMUM INITIAL INVESTMENT:  $250 PER CLASS

SUBSEQUENT INVESTMENTS (CHECK ONE):   |_| Monthly ($100 MINIMUM PER CLASS)       |_|  Quarterly ($250 MINIMUM PER CLASS)

________________________________________________     ___________________________________________________________________________
Bank Name                                            Depositor's Signature                                      Date
________________________________________________     ___________________________________________________________________________
Existing Flag Investors Fund Account No., if any     Depositor's Signature (if joint acct., both must sign)     Date


                                                -----------------------------------------
                                                  SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
                                                -----------------------------------------
|_|  Beginning the month of _________________, ______ (year) please send me checks on a monthly or quarterly basis, as indicated
below, in the amount of (complete as  applicable) $________________, from Class A Shares and/or $____________ from Class B Shares and/or $___________ from Class C Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)
    FREQUENCY (CHECK ONE): |_| Monthly      |_| Quarterly (January, April, July and October)

                                                -----------------------------------------
                                                         TELEPHONE TRANSACTIONS
                                                -----------------------------------------
I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE
PRIVILEGES (WITH RESPECT TO OTHER FLAG INVESTORS FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW:
        No, I/We do not want:       |_|Telephone redemption privileges          |_|Telephone exchange privileges
Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:
    Bank:___________________________                          Bank Account No.:____________________________________________________
    Address: _______________________                          Bank Account Name:___________________________________________________
    ________________________________                          Bank Phone Number:___________________________________________________

                                                -----------------------------------------
                                                  SIGNATURE AND TAXPAYER CERTIFICATION
                                                -----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
THE FUND MAY BE REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF ANY TAXABLE DIVIDENDS, CAPITAL GAINS
DISTRIBUTIONS AND REDEMPTION PROCEEDS PAID TO ANY INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDERS WHO FAIL TO PROVIDE
THE INFORMATION AND/OR CERTIFICATIONS REQUIRED BELOW. THIS BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX, AND ANY AMOUNTS
WITHHELD MAY BE CREDITED AGAINST YOUR ULTIMATE U.S. TAX LIABILITY.

BY SIGNING THIS APPLICATION, I HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND
CORRECT AND THAT AS REQUIRED BY FEDERAL LAW: (PLEASE CHECK APPLICABLE BOXES)
|_| U.S. CITIZEN/TAXPAYER:
    |_|  I CERTIFY THAT (1) THE NUMBER SHOWN ABOVE ON THIS FORM IS THE CORRECT SOCIAL SECURITY NUMBER OR TAX ID NUMBER AND
         (2) I AM NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I
         HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT
         OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
         BACKUP WITHHOLDING.
    |_|  IF NO TAX ID NUMBER OR SOCIAL SECURITY NUMBER HAS BEEN PROVIDED ABOVE, I HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS
         OR THE SOCIAL SECURITY ADMINISTRATION FOR A SOCIAL SECURITY NUMBER OR TAX ID NUMBER, AND I UNDERSTAND THAT IF I DO
         NOT PROVIDE EITHER NUMBER TO THE TRANSFER AGENT WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I FAIL TO
         FURNISH MY CORRECT SOCIAL SECURITY NUMBER OR TAX ID NUMBER, I MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP
         WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W- 9. YOU MAY
         REQUEST SUCH FORM BY CALLING THE TRANSFER AGENT AT 800-553-8080.)
    |_|  NON-U.S. CITIZEN/TAXPAYER:
         INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:_________________________________________.
         UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM NOT A U.S. CITIZEN OR RESIDENT AND I AM AN EXEMPT FOREIGN PERSON AS DEFINED
         BY THE INTERNAL REVENUE SERVICE.
------------------------------------------------------------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

------------------------------------------------------------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.
------------------------------------------------------------------------------------------------------------------------------------
_________________________________________________             ____________________________________________________________________
Signature                                   Date              Signature (if joint acct., both must sign)          Date
====================================================================================================================================
       FOR DEALER USE ONLY
----------------------------------
Dealer's Name: ______________________________                         Dealer Code:______________________________________________
Branch Address:______________________________                         Branch Code:______________________________________________
               ______________________________                         Rep. No.:_________________________________________________
Representative:______________________________                         Rep Phone No.:____________________________________________

                                  Investment Advisor
                           INVESTMENT COMPANY CAPITAL CORP.
                                   One South Street
                              Baltimore, Maryland 21202



          Sub-Advisor                                      Distributor
     ALEX. BROWN INVESTMENT                          ICC DISTRIBUTORS, INC.
           MANAGEMENT                                 Two Portland Square
        One South Street                             Portland, Maine 04101
   Baltimore, Maryland 21202



         Transfer Agent                             Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                   PRICEWATERHOUSECOOPERS LLP
        One South Street                             250 West Pratt Street
   Baltimore, Maryland 21202                       Baltimore, Maryland 21201
         1-800-553-8080



           Custodian                                      Fund Counsel
     BANKERS TRUST COMPANY                        MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                              1701 Market Street
    New York, New York 10006                    Philadelphia, Pennsylvania 19103

                              [FLAG INVESTORS LOGO]
                              Flag Investors Funds
                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  (800)767-FLAG

-------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

      o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

      o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information call (800)767-FLAG, or your securities dealer or servicing agent.




                                       Investment Company Act File No. 811-6600
-------------------------------------------------------------------------------

                                                                          VBPRS
                                                                          (8/99)

                              [FLAG INVESTORS LOGO]
                            VALUE BUILDER FUND, INC.
                             (Institutional Shares)

                   Prospectus & Application -- August 1, 1999

--------------------------------------------------------------------------------
This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, certain qualified retirement plans or by investment advisory affiliates of BT Alex. Brown Incorporated on behalf of their clients.

                                TABLE OF CONTENTS

Investment Summary.............................................................2
Fees and Expenses of Institutional Shares......................................5
Investment Program.............................................................5
The Fund's Net Asset Value.....................................................6
How to Buy Institutional Shares................................................7
How to Redeem Institutional Shares.............................................8
Telephone Transactions.........................................................8
Dividends and Taxes............................................................8
Investment Advisor and Sub-Advisor.............................................9
Financial Highlights..........................................................11
Application..................................................................A-1



Flag Investors Funds
P.O. Box 515
Baltimore, MD  21203

THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT SUMMARY

OBJECTIVES AND STRATEGIES

         The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds.

          The Fund's investment advisor and sub-advisor (the "Advisors") may alter the percentages of assets invested in common stocks and bonds depending on their judgment as to general market and economic conditions, trends in yields and interest rates and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

         In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies.

         In selecting bonds for the Fund, the Advisors purchase securities with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. The bonds purchased by the Fund will generally be investment grade, but may also be non-investment grade.

RISK PROFILE

         The Fund is best suited for investors who are seeking both long-term growth of capital and current income through an approach that combines investments in common stocks and bonds. The value of an investment in the Fund will vary from day to day based on changes in the prices of the common stocks and the bonds in the Fund's portfolio. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in bonds.

         General Stock Risk. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

         General Fixed Income Risk. The value of the bonds in the Fund's portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

         Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the Fund's equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

         Asset Allocation Risk. The Advisors' assessment of market and economic conditions may cause them to invest too much or too little in either stocks or bonds which could adversely affect the Fund's performance.

         If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------

                             INSTITUTIONAL SHARES*
                          FOR YEARS ENDED DECEMBER 31,

25.00%               24.99%
                                     22.95%
20.00%                                                  18.84%

15.00%

10.00%

 5.00%

 0.00%

                     1996            1997                1998
--------------------------------------------------------------------------------

* For the period from January 1, 1999 through June 30, 1999, the year-to-date return for Institutional Shares was __%.


    During the 3-year period shown in the bar chart, the highest return for a quarter was 18% (quarter ended 12/31/98) and the lowest return for a quarter was -9.59% (quarter ended 9/30/98).

AVERAGE ANNUAL TOTAL RETURN (for period ended December 31, 1998)

---------------------------------------------------------------------------------------------------------------------------
                                    Institutional Shares(1)          S&P 500(2)          91-Day U.S.           Lipper
                                                                                      Treasury Bill(3)       Balanced
                                                                                                           Fund Index(4)
---------------------------------------------------------------------------------------------------------------------------
Past One Year...................       18.84%                         28.60%              4.88%              15.09%
---------------------------------------------------------------------------------------------------------------------------
Since Inception.................       22.31%(11/2/95)                29.03%(5)           5.07%(5)           16.87%(5)
---------------------------------------------------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Standard & Poors 500 Composite Index is an unmanaged index that is a widely recognized benchmark of general equity market performance. The index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) The 91-Day U.S. Treasury Bill is a measure of short-term bond market performance.
(4) The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.
(5)  For the period 10/31/95 through 12/31/98.

FEES AND EXPENSES OF INSTITUTIONAL SHARES

         This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares.

SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases..................................................       None
Maximum Deferred Sales Charge (Load)..............................................................       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.......................................       None
Redemption Fee....................................................................................       None
Exchange Fee......................................................................................       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees...................................................................................       0.75
Distribution and/or Service (12b-1) Fees..........................................................       None
Other Expenses....................................................................................      0.12%
                                                                                                        -----
Total Annual Fund Operating Expenses..............................................................      0.87%
                                                                                                        =====



EXAMPLE:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                      ------    -------     -------     --------
INSTITUTIONAL SHARES..........         $88        $273       $470        $1,017


INVESTMENT PROGRAM

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS.

         The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and bonds.

         The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting investments for the Fund, the Advisors determine the relative percentages of assets to be invested in common stocks and bonds based on their judgement as to general market and economic conditions, trends in yields and interest rates and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

         In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies.

          In managing the Fund's bond portfolio, the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. In general, the corporate bonds held by the Fund will be investment grade bonds. However, the Fund also invests, to a limited extent, in non-investment grade bonds.

         An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run, stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Bonds are subject to interest rate risk. The value of the Fund's bond portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of the increases and decreases will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities. Whether or not the Fund benefits from the allocation of assets between common stocks and bonds will depend on the Advisors' success in assessing economic trends and their impact on financial assets.

          To reduce the Fund's risk, the Advisors may make temporary, defensive investments in high quality, short-term money market instruments and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed the risk of loss outweighed the opportunity for gain.

YEAR 2000 ISSUES

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to the Institutional Shares from their proportionate share of the Fund's assets and dividing the result by the outstanding Institutional Shares.

         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Institutional Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Institutional Shares.


HOW TO BUY INSTITUTIONAL SHARES

         You may buy Institutional Shares if you are any of the following:

         o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

         o      A defined contribution plan with assets of at least $75 million.

         o An investment advisory affiliate of BT Alex. Brown Incorporated purchasing shares for the accounts of your investment advisory clients.

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $500,000.

         The following are exceptions to this minimum:

               o There is no minimum initial investment for investment advisory affiliates of BT Alex. Brown Incorporated purchasing shares for the accounts of their investment advisory clients.

               o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

               o The minimum initial investment for all other qualified retirement plans is $1 million.

         There are no minimums for subsequent investments.

PURCHASES BY EXCHANGE

         You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


HOW TO REDEEM INSTITUTIONAL SHARES

         You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.


         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.


TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional Shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of quarterly dividends and to distribute taxable net capital gains on an annual basis.

TAXES

         The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.

         More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.


INVESTMENT ADVISOR AND SUB-ADVISOR

         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $___ billion of net assets as of June 30, 1999. ABIM is a registered investment advisor with approximately $___ billion under management as of June 30, 1999. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown Incorporated owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining 49% limited partnership interest.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

         As compensation for its services for the fiscal year ended March 31, 1999, ICC received from the Fund a fee equal to 0.75% of the Fund's average daily net assets. ICC compensates ABIM out of its advisory fee.

         The Advisor is an indirect subsidiary of Bankers Trust Corporation. On [date], Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as ICC's new parent company, controls its operations as investment advisor, the Fund's shareholders will be asked to approve a new investment advisory agreement between ICC and the Fund. Shareholders also will be asked to approve a new sub-advisory agreement among the Fund, ICC and ABIM. A Special Meeting of Shareholders will be held for this purpose. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

         On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

         As a result of the plea, absent an order from the SEC, ICC and ABIM may not be able to continue to provide advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

PORTFOLIO MANAGER

         Mr. Hobart C. Buppert, II has primary responsibility for managing the Fund's assets. From the Fund's inception until July 31, 1997, he shared that responsibility with Messrs. J. Dorsey Brown, III and Lee S. Owen.

         Mr. Buppert has 27 years investment experience. He has been a Vice President of ABIM since 1980. Prior to joining ABIM, he worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A. and M.B.A. degrees from Loyola College in 1970 and 1974, respectively. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                            INSTITUTIONAL SHARES
                                                  ------------------------------------------------------------------------
                                                                                                        FOR THE PERIOD
                                                                                                      NOVEMBER 2, 1995(1)
                                                               FOR THE YEARS ENDED MARCH 31,                THROUGH
                                                          1999             1998             1997          MARCH 31, 1996
                                                          ----             ----             ----          --------------
PER SHARE OPERATING PERFORMANCE:
    Net asset value at beginning of period........     $  22.26       $    17.27          $  14.77            $  13.89
                                                       --------       ----------          --------            --------

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................         0.63             0.51              0.41                0.13
    Net realized and unrealized gain on investments        2.41             5.25              2.53                1.17
                                                           ----             ----             ----                 ----
    Total from Investment Operations..............         3.04             5.76              2.94                1.30
                                                           ----             ----             ----                 ----

LESS DISTRIBUTIONS:
    Net investment income and short-term gains....        (0.61)           (0.51)            (0.38)              (0.10)
    Net realized long-term capital gains..........        (0.33)           (0.26)            (0.06)              (0.32)
                                                          ------           ------            ------              ------
    Total distributions...........................        (0.94)           (0.77)            (0.44)              (0.42)
                                                          ------           ------            ------              ------
    Net asset value at end of period .............     $  24.36        $   22.26          $  17.27            $  14.77
                                                       ========        ===========        =========           ========

TOTAL RETURN......................................        14.20%           34.08%            20.24%              21.12%

RATIOS TO AVERAGE NET ASSETS:
    Expenses......................................         0.87%            0.89%             1.02%               1.03%(2)
    Net investment income.........................         2.88%            2.75%             2.83%               2.89%(2)

SUPPLEMENTAL DATA:
    Net assets at end of period (000).............     $144,995         $103,817            $34,771             $11,768
   Portfolio turnover rate........................           10%               7%               13%                 15%

   ----------------
(1)   Commencement of operations.
(2)   Annualized.

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                             (INSTITUTIONAL SHARES)
                             NEW ACCOUNT APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
SEND COMPLETED APPLICATION BY OVERNIGHT CARRIER TO:      FOR ASSISTANCE IN COMPLETING THIS APPLICATION PLEASE CALL:  1-800-553-8080,
    Flag Investors Funds                                 MONDAY THROUGH FRIDAY, 8:30 A.M. TO 5:30 P.M. (EASTERN TIME).
    330 West Ninth Street, First Floor
    Kansas City, MO  64105
    Attn:  Flag Investors Value Builder Fund, Inc.
IF YOU ARE PAYING BY CHECK, MAKE CHECK PAYABLE TO "FLAG INVESTORS VALUE BUILDER FUND, INC." AND MAIL WITH THIS APPLICATION. IF YOU
ARE PAYING BY WIRE, SEE INSTRUCTIONS BELOW.

                                     Your Account Registration (Please Print)

NAME ON ACCOUNT                                          MAILING ADDRESS

--------------------------------------------------       ---------------------------------------------------------------------------
Name of Corporation, Trust or Partnership                Name of Individual to Receive Correspondence
---------------------------------------------            ---------------------------------------------------------------------------
Tax ID Number                                            Street
|_| Corporation  |_| Partnership  |_|Trust               ---------------------------------------------------------------------------
|_| Non-Profit or Charitable Organization  |_|Other      City                        State           Zip
If a Trust, please provide the following:                (      )
                                                         ---------------------------------------------------------------------------
                                                         Daytime Phone
------------------------------------------------------------------------------------------------------------------------------------
Date of Trust                          For the Benefit of
------------------------------------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)
                                                Initial Investment

Indicate the amount to be invested and the method of payment:
__A.   By Mail:  Enclosed is a check in the amount of $_____________ payable to Flag Investors Value Builder Inc.
__B.   By Wire:  A bank wire in the amount of  $________________  has been sent from_________________       ________________________
     WIRE INSTRUCTIONS                                                                Name of Bank             Wire Control Number
       Follow the instructions below to arrange for a wire transfer for initial investment:
       o Send completed Application by overnight carrier to Flag Investors Funds at the address listed above.
       o Call 1-800-553-8080 to obtain new investor's Fund account number.
       o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
         IFTC
         a/c Flag Investors Funds
         Acct. #7519206
         ABA #1010-0362-1
         Kansas City, Missouri  64105
       Please include the following information in the wire:
       o  Flag Investors Value Builder Fund, Inc. -- Institutional Shares
       o  The amount to be invested
       o  "For further credit to _________________________________."
                                  (Investor's Fund Account Number)

                                                Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional
Institutional Shares of the Fund.
            INCOME DIVIDENDS                                     CAPITAL GAINS
            |_|  Reinvested in additional shares                 |_|  Reinvested in additional shares
            |_|  Paid in cash                                    |_|  Paid in cash

                                                         Telephone Transactions

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $500,000) AND EXCHANGE PRIVILEGES
(WITH RESPECT TO INSTITUTIONAL SHARES OF OTHER FLAG INVESTORS FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW:
            No, I do not want: |_|Telephone redemption privileges          |_|Telephone exchange privileges

                     Redemptions effected by telephone will be wired to the bank account designated below.

                                             Bank Account Designation
                                         (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.
------------------------------------------------------------------------------------------------------------------------------------
Name of Bank                           Branch

------------------------------------------------------------------------------------------------------------------------------------
Bank Address                           City/State/Zip

------------------------------------------------------------------------------------------------------------------------------------
Name(s) on Account

------------------------------------------------------------------------------------------------------------------------------------
Account Number                         A.B.A. Number

                    Acknowledgment, Certificate and Signature

--------------------------------------------------------------------------------
THE FUND MAY BE REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF ANY TAXABLE DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REDEMPTION PROCEEDS PAID TO ANY INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDERS WHO FAIL TO PROVIDE THE INFORMATION AND/OR CERTIFICATIONS REQUIRED BELOW. THIS BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX, AND ANY AMOUNTS WITHHELD MAY BE CREDITED AGAINST YOUR ULTIMATE U.S. TAX LIABILITY.

BY SIGNING THIS APPLICATION, I HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT AND THAT AS REQUIRED BY FEDERAL LAW: (PLEASE CHECK APPLICABLE BOXES)
|_|  U.S. CITIZEN/TAXPAYER:
|_| I CERTIFY THAT (1) THE NUMBER SHOWN ABOVE ON THIS FORM IS THE CORRECT TAX ID NUMBER AND (2) I AM NOT SUBJECT TO ANY BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.
|_| IF NO TAX ID NUMBER HAS BEEN PROVIDED ABOVE, I HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS FOR A TAX ID NUMBER, AND I UNDERSTAND THAT IF I DO NOT PROVIDE SUCH NUMBER TO THE TRANSFER AGENT WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I FAIL TO FURNISH MY CORRECT TAX ID NUMBER, I MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE YOUR TAX ID NUMBER ON IRS FORM W- 9.
YOU  MAY REQUEST SUCH FORM BY CALLING THE TRANSFER AGENT AT 800-553-8080.)
|_| NON-U.S. CITIZEN/TAXPAYER: INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:________________________
     UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM NOT A U.S. CITIZEN OR RESIDENT AND I AM AN EXEMPT FOREIGN PERSON AS DEFINED BY THE INTERNAL REVENUE SERVICE.
--------------------------------------------------------------------------------
I have received a copy of the Fund's prospectus.
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.          Date

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.          Date

                  Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any _____
* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

-------------------------------        -----------------------------------------
Name/Title                             Signature                        Date

-------------------------------        -----------------------------------------
Name/Title                             Signature                        Date

-------------------------------        -----------------------------------------
Name/Title                             Signature                        Date

-------------------------------        -----------------------------------------
Name/Title                             Signature                        Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.
* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

                            Certificate of Authority

INVESTORS MUST COMPLETE ONE OF THE FOLLOWING TWO CERTIFICATES OF AUTHORITY. Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)
I __________________________ , Secretary of the above-named investor, do hereby certify that at a meeting on ____________________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above;
(3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur, and (4) authorized the Secretary to certify that such resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form. Witness my hand and seal on behalf of the investor.
this ___day of _____________,  _____(Day/Mo./Yr.)  Secretary____________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.
--------------------------------------------------------------------------------
Signature and title                                                 Date
Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee) The undersigned certify that they are the general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust agreement: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

--------------------------------------------------------------------------------
Signature and title                                                  Date
--------------------------------------------------------------------------------
Signature and title                                                  Date

                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202



          Sub-Advisor                                      Distributor
ALEX. BROWN INVESTMENT MANAGEMENT                    ICC DISTRIBUTORS, INC.
        One South Street                               Two Portland Square
   Baltimore, Maryland 21202                          Portland, Maine 04101



         Transfer Agent                              Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                   PRICEWATERHOUSECOOPERS LLP
        One South Street                              250 West Pratt Street
   Baltimore, Maryland 21202                        Baltimore, Maryland 21201
         1-800-553-8080



           Custodian                                      Fund Counsel
     BANKERS TRUST COMPANY                         MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                              1701 Market Street
    New York, New York 10006                    Philadelphia, Pennsylvania 19103

                              [FLAG INVESTORS LOGO]
                              Flag Investors Funds
                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  (800)767-FLAG
--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800)767-FLAG:

     o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

     o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


                                        Investment Company Act File No. 811-6600
--------------------------------------------------------------------------------



                                                                          VBIPRS
                                                                          (8/99)

                       STATEMENT OF ADDITIONAL INFORMATION

                               -----------------


                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                               -----------------



 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ
   IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES
             DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR
                 CALLING THE FUND, ONE SOUTH STREET, BALTIMORE,
                         MARYLAND 21202, (800) 767-FLAG.









                   Statement of Additional Information Dated:
                                 August 1, 1999
                       relating to the Prospectuses Dated:
                                 August 1, 1999

                                TABLE OF CONTENTS


1.      GENERAL INFORMATION AND HISTORY......................................1

2.      INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS...............1

3.      VALUATION OF SHARES AND REDEMPTION...................................7

4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.................8

5.      MANAGEMENT OF THE FUND..............................................11

6.      INVESTMENT ADVISORY AND OTHER SERVICES..............................15

7.      DISTRIBUTION OF FUND SHARES.........................................16

8.      BROKERAGE...........................................................20

9.      CAPITAL STOCK.......................................................21

10.     SEMI-ANNUAL REPORTS.................................................22

11.     CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES...................22

12.     INDEPENDENT ACCOUNTANTS.............................................23

13.     LEGAL MATTERS.......................................................23

14.     PERFORMANCE INFORMATION.............................................23

15.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................25

16.     FINANCIAL STATEMENTS................................................26

        APPENDIX...........................................................A-1

1.      GENERAL INFORMATION AND HISTORY

        Flag Investors Value Builder Fund, Inc. (the "Fund") is an open-end management investment company, or mutual fund. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Value Builder Fund Class A Shares (the "Class A Shares"), Flag Investors Value Builder Fund Class B Shares (the "Class B Shares"); Flag Investors Value Builder Fund Class C Shares (the "Class C Shares"); and Flag Investors Value Builder Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Value Builder Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

        Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Fund's Registration Statement filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


        The Fund was incorporated under the laws of the State of Maryland on March 5, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended, and began operations on June 15, 1992. The Fund began offering the Class B Shares on January 3, 1995, the Institutional Shares on November 2, 1995, and the Class C Shares on April 8, 1998.

        Under a license agreement dated June 15, 1992 between the Fund and Alex. Brown & Sons Incorporated ("Alex. Brown") (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2.      INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

        The Fund's investment objective is to maximize total return through a combination of long-term capital appreciation and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities (including common stocks, convertible securities and government and corporate fixed-income obligations). Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in equity securities and at least 25% of the Fund's total assets will be invested in fixed-income securities, all as more fully described below. There can be no assurance that the Fund's investment objective will be achieved.

        At least 25% of the Fund's total assets will be invested in fixed-income securities, defined for this purpose to include non-convertible corporate debt securities, non-convertible preferred stock and government obligations. The average maturity of these investments will vary from time to time depending on the Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (the "Advisors") assessment of the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income securities in the Fund's portfolio will be between two and ten years under normal market conditions. In general, non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined to be of comparable quality by the Advisors under criteria approved by the Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Fund's assets may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's). Securities that were investment grade at the time of purchase, but are subsequently downgraded to BB, Ba or lower will be included in the 10% category. In the event that any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not be required to sell any such security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in below investment grade debt securities. (See "Investments in Non-Investment Grade Securities" below.)

        In addition to the Fund's investments in corporate and government fixed-income obligations the Fund may invest up to 10% of its total assets in non-convertible corporate debt obligations that are rated below investment grade by S&P or Moody's or are unrated by S&P or Moody's but of similar quality. A description of the rating categories of S&P and Moody's is set forth in the Appendix to this Statement of Additional Information.


        The Fund may also invest up to 5% of its net assets in covered call options as described below, and an additional 10% of its total assets in the aggregate in equity and debt securities issued by foreign governments or corporations and not traded in the United States.

        Additional information about certain of the Fund's investment policies and practices are described below.

COVERED CALL OPTIONS

        As a means of protecting the Fund's assets against market declines, the Fund may write covered call option contracts on certain securities which it owns or has the immediate right to acquire, provided that the aggregate value of such options does not exceed 5% of the value of the Fund's net assets as of the time such options are written. If, however, the securities on which the calls have been written appreciate, more than 5% of the Fund's assets may be subject to the call. The Fund may also purchase call options for the purpose of terminating its outstanding call option obligations.


        When the Fund writes a call option, it gives the purchaser of the option the right, but not the obligation, to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In call options written by the Fund, the Exercise Price, plus the option premium paid by the purchaser, will almost always be greater than the market price of the underlying security at the time a call option is written. If any option is exercised, the Fund will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Advisors, as appropriate, believe the security should be held for the long-term but expects no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

        Only call options which are traded on a national securities exchange will be written. Currently, call options may be traded on the Chicago Board Options Exchange and the American, Pacific, Philadelphia and New York Stock Exchanges. Call options are issued by The Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

        Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction or exercise of a call option will be realized depending on whether the amount paid to purchase a call to close a position, or the price at which the option is exercised, is less or more than the amount received from writing the call. In the event that the Advisors are incorrect in their forecasts regarding market values, interest rates and other applicable factors, the Fund would be in a worse position than if the call option had not been written.

        Positions in options on stocks may be closed before expiration only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although the Fund will write options only when the Advisors believe a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular stock option. Possible reasons for the absence of a liquid secondary market include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or The Options Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or to impose restrictions on types of orders. Although The Options Clearing Corporation has stated that it believes (based on forecasts provided by the exchanges on which options are traded) that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised The Options Clearing Corporation that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

        Certain provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, will restrict the use of covered call options. (See "Federal Tax Treatment of Dividends and Distributions" below.)

CONVERTIBLE SECURITIES


        The Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.


NON-INVESTMENT GRADE SECURITIES

        The Fund may purchase non-convertible corporate bonds that carry ratings lower than those assigned to investment grade bonds by S&P or Moody's, or that are unrated by S&P or Moody's if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds generally are known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.


        Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.


        Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for lower rated bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for lower rated bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available. Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

        The following table provides a summary of ratings assigned by S&P to debt obligations in the Fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended March 31, 1999, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

                  S&P Rating                                Average
                  ----------                                -------
                  AAA                                         9.66
                  AA                                          2.04
                  A                                           4.80
                  BBB                                         10.17
                  BB                                          4.57
                  B and Below                                 4.79
                  Unrated                                     0.00

OTHER INVESTMENTS

         For temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.


FOREIGN INVESTMENT RISK CONSIDERATIONS

         From time to time, the Advisors may invest the Fund's assets in American Depository Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the value of the dollar relative to other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.


ILLIQUID SECURITIES

         In addition, the Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, provided that no more than 5% of its total assets may be invested in restricted securities. Not included within this limitation are securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act, if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Advisors, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

INVESTMENT RESTRICTIONS

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:


         1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

         2. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

         3. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

         4. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

         5. Invest in real estate or mortgages on real estate;

         6. Purchase or sell commodities or commodities contracts, including financial futures contracts;

         7. Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         8. Issue senior securities;

         9. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies;

         10. Effect short sales of securities;

         11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

         12. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

         13. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws), including repurchase agreements with remaining maturities in excess of seven days, provided, however, that the Fund shall not invest more than 5% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities).

         The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

         The percentage limitations contained in these restrictions apply at the time of purchase of securities.


3.       VALUATION OF SHARES AND REDEMPTION

VALUATION OF SHARES

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). Under such agreements, so long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

REDEMPTION

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem shares by check or by wire transfer of funds. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

         In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Included among these requirements are the following:
(i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the shares. If any such gains are retained, the Fund will pay federal income tax thereon.

         In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, distributions from the Fund generally will qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF FUND SHARES

         Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who
(1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

         The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

5.       MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman (10/27/26)
        Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company), Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs, Inc. (property management). Formerly, Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated).

JAMES J. CUNNANE, Director (3/11/38)
        60 Seagate Drive, Unit P106, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present and Director, Net.World (telecommunications), 1998-Present. Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense) 1989-1993; and Director, The Arch Fund (registered investment company).

*RICHARD T. HALE, Director (7/17/45)
        Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.

JOSEPH R. HARDIMAN, Director (5/27/37)
        8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, The Nevis Fund (registered investment company) and Circon Corp. (medical instruments). Formerly, President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1976 -1985.

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants. Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director, AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance).

REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company. Formerly, Executive Director, The Pew Charitable Trusts.


CARL W. VOGT, ESQ., Director (4/20/36)
        Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, President (8/12/23)
        Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Director, Research America (non-profit medical research). Formerly, Trustee, Rockefeller Foundation and Reed College (education); Director, Merrill Lynch Cluster C Funds and Flag Investors/ISI/BT Alex. Brown Cash Reserve Fund, Inc., Complex of funds (registered investment companies).

AMY M. OLMERT, Secretary (5/14/63)
        Vice President, BT Alex. Brown Incorporated, 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
        LLP), 1988-1997.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, BT Alex. Brown Incorporated and Investment Company Capital Corp. (registered investment advisor), 1995-Present. Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-1995.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
        Assistant Vice President, BT Alex. Brown Incorporated, 1996-Present. Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), 1994-1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), 1991-1994.

---------------------
* A Director who is an "interested person," as defined in the Investment Company Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of five other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as a Director of seven other funds in the Fund Complex. Messrs. Cunnane, Hardiman, Levy, McDonald and Vogt serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as Director of 11 funds in the Fund Complex. Mr. Woolf serves as President of seven funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary of each of the funds in the Fund Complex.


        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


        With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Woolf, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among the funds in direct proportion to their relative net assets. For the fiscal year ended March 31, 1999, Independent Directors' fees attributable to the assets of the Fund totaled approximately $36,141.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1999.


                                                   COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
Name of Person,           Aggregate Compensation From     Pension or Retirement        Total Compensation from the Fund
Position                  the Fund Payable to Directors   Benefits Accrued as Part     and Fund Complex Payable to
                          for the Fiscal Year Ended       of Fund Expenses             Directors for the Fiscal Year Ended
                          March 31, 1999                                               March 31, 1999
--------------------------------------------------------------------------------------------------------------------------
Truman T. Semans(1)       $0                              $0                                          $0
 Chairman

Richard T. Hale(1)        $0                              $0                                          $0
 Director

James J. Cunnane          $3,448(2)                       $ (3)                               $39,000 for service
 Director                                                                                       on 13(4) Boards

Joseph R. Hardiman(5)     $2,717                          $ (3)                               $29,500 for service
 Director                                                                                       on 12(6) Boards

John F. Kroeger(7)        $3,232                          $ (3)                               $36,750 for service
 Director                                                                                       on 13(4) Boards

Louis E. Levy             $4,111                          $ (3)                               $46,500 for service
 Director                                                                                       on 13(4) Boards

Eugene J. McDonald        $3,885(2)                       $ (3)                               $44,000 for service
 Director                                                                                       on 13(4) Boards

Rebecca W. Rimel          $3,501(2)                       $ (3)                               $39,000 for service
 Director                                                                                       on 11(4,6) Boards

Carl W. Vogt              $3,523(2)                       $ (3)                               $39,000 for service
 Director                                                                                       on 12(4,6) Boards

--------------------------------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) Of amounts payable to Messrs. Cunnane, McDonald, and Vogt and Ms. Rimel $3,448, $3,885, $3,523 and $3,501, respectively, was deferred pursuant to a deferred compensation plan.
(3) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the year ended March 31, 1999 was approximately $14,319.
(4) One of these Funds ceased operations on July 29, 1998.
(5) Elected to Fund's board effective September 27, 1998.
(6) Ms. Rimel receives and Messrs. Hardiman and Vogt, prior to their appointment or election as Director to all 12 Funds in the Fund Complex, received proportionately higher compensation from each fund for which they serve as Director.
(7) Retired, effective September 27, 1998; Deceased, November 26, 1998.

         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which the Participant serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and Mr. Woolf who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Cunnane, 4 years; for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Ms. Rimel, 3 years; for Mr. Vogt, 3 years; and for Mr. Hardiman, 0 years.


Years of Service                     Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------                    ------------------------------------------------------------------
                                    Chairmen of Audit and Executive                 Other Participants
                                              Committees                            ------------------
                                    -------------------------------
6 years                                         $ 4,900                                   $ 3,900
7 years                                         $ 9,800                                   $ 7,800
8 years                                         $14,700                                   $11,700
9 years                                         $19,600                                   $15,600
10 years or more                                $24,500                                   $19,500

         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds, BT Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.

CODE OF ETHICS

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director or employee of the Fund or the Advisors preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity (including trades of both clients and covered persons) do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On June 17, 1997, the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a Sub-Advisory Agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"), both of which contracts are described in greater detail below. The Investment Advisory and Sub-Advisory Agreements were approved by shareholders of the Fund on August 14, 1997. ICC, the investment advisor, is an indirect subsidiary of Bankers Trust Corporation. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining limited partnership interest. ICC also serves as advisor and ABIM serves as sub-advisor to other funds in the Flag Investors family of funds.

         Under the Investment Advisory Agreement, ICC is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.


         As compensation for its services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates; 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million, and 0.70% of the amount of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount in excess of $200 million.


         The Investment Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to ABIM for the last three fiscal years were as follows:



                                                              YEAR ENDED MARCH 31,
                                     ------------------------------------------------------------------
FEES PAID TO:                           1999                         1998                       1997
                                     ----------                   ----------                 ----------
ICC                                  $5,619,259                   $3,769,264                 $2,227,355
ABIM                                 $4,056,393                   $2,735,069                 $1,633,167

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")


7.      DISTRIBUTION OF FUND SHARES

        ICC Distributors, Inc. ("ICC Distributors") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement effective August 31, 1997, which provides for distribution of each class of Shares.


        The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

        The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on September 29, 1998.


        ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

        In addition, with respect to the Class A, Class B and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.


        As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares. With respect to Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares. As compensation for providing distribution services as described above for Class C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class C Shares. In addition, with respect to the Class B and Class C Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the respective average daily net assets of the Class B and the Class C Shares. (See the Prospectus.) ICC Distributors receives no compensation for distributing the Institutional Shares.


        As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:


                                                                  Fiscal Year Ended March 31,
                                                 -----------------------------------------------------------
                    Fee                              1999                   1998                     1997
                ----------                       -------------          ------------              ----------
12b-1 Fee                                        $2,095,410(1)          $1,318,534(2)             $726,107(4)
Class B Shareholder Servicing Fee                  $206,332(1)             $96,025(3)              $21,379(4)
Class C Shareholder Servicing Fee                   $19,316                  N/A                      N/A

-------------
(1) Fees received by ICC Distributors.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $457,116 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $861,418.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $26,604 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $69,421.
(4) Fees received by Alex. Brown.

        Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for each of its classes of Shares (except the Institutional Shares) (the "Plans"). Under each Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year, as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998.


        In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock").

        During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.


        Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICC Distributors pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

GENERAL INFORMATION


        The Fund's distributor received commissions on the sale of the Flag Investors Class A Shares and contingent deferred sales charges on the Flag Investors Class B and Class C Shares and retained from such commissions and sales charges the following amounts:


                                                                   Fiscal Year Ended March 31,
                         -----------------------------------------------------------------------------------------------
                                    1999                                1998                            1997
                         -------------------------       -------------------------------      --------------------------
          Class            Received       Retained         Received           Retained          Received      Retained
        --------         -------------    --------       --------------     -------------      ----------    -----------
Class A
Commissions              $1,159,313(1)      $0(1)         $1,547,315(2)     $1,308,006(4)      $937,641(6)    $868,899(6)

Class B
Contingent
Deferred Sales           $1,607,852(1)      $0(1)         $1,498,689(3)     $1,128,132(5)      $483,596(6)    $350,485(6)
Charge

Class C Contingent
Deferred Sales           $159,062(1)        $0(1)               N/A               N/A             N/A            N/A
Charge

-------------
(1) By ICC Distributors.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $566,160 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $981,154.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $539,410 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $959,279.
(4) Of commissions received, Alex. Brown retained $130,006 and ICC Distributors retained $0.
(5) Of sales charges received, Alex. Brown retained $418,559 and ICC Distributors retained $709,573.
(6) By Alex. Brown.


         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICC or ABIM.



8.       BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.


         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:



                                                             Fiscal Year Ended March 31,
                                         ---------------------------------------------------------------------
                                         1999                          1998                           1997
                                         ----                       -----------                    -----------
Transactions Directed                     $0                        $80,647,030                    $38,947,268
Commissions Paid                          $0                        $   174,443                    $   111,113

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1999, the Fund held a 4.80% repurchase agreement issued by Goldman Sachs & Co. valued at $32,211,000 and corporate debt of J.P. Morgan Securities, Inc. with a market value of $5,143,750. Goldman Sachs & Co. and J.P. Morgan Securities, Inc. are "regular brokers or dealers" of the Fund.


9.       CAPITAL STOCK

         The Fund is authorized to issue 90 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Value Builder Fund Class A Shares, Flag Investors Value Builder Fund Class B Shares, Flag Investors Value Builder Fund Class C Shares and Flag Investors Value Builder Fund Institutional Shares. The Flag Investors Value Builder Fund

Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of BT Alex. Brown. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.



10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended March 31, 1999, Bankers Trust was paid $92,747 as compensation for providing custody services to the Fund. Investment Company Capital Corp. has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $16.83 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 1999 such fees totaled $335,996.


         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

Average Net Assets                            Incremental Annual Accounting Fee
------------------                            ---------------------------------
0 - $10,000,000                                             $13,000 (fixed fee)
$10,000,000 - $20,000,000                                                0.100%
$20,000,000 - $30,000,000                                                 0.80%
$30,000,000 - $40,000,000                                                 0.60%
$40,000,000 - $50,000,000                                                 0.50%
$50,000,000 - $60,000,000                                                 0.40%
$60,000,000 - $70,000,000                                                 0.30%
$70,000,000 - $100,000,000                                                0.20%
$100,000,000 - $500,000,000                                               0.15%
$500,000,000 - $1,000,000,000                                             0.05%
over $1,000,000,000                                                       0.01%

      In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

      For the fiscal year ended March 31, 1999, ICC received accounting fees of $127,817.


12.   INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.


13.   LEGAL MATTERS

      Morgan, Lewis & Bockius LLP serves as counsel to the Fund.



14.   PERFORMANCE INFORMATION

      For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years (1, 5 or 10)

      ERV = ending redeemable value at the end of the 1-, 5-, or 10-year periods
            (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date of the Fund (or the later commencement of operations of a Series or class) commenced operations (provided such date is subsequent to the date the registration statement became effective). In calculating the ending redeemable value for the Class A Shares, the maximum sales load (4.5%) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. In calculating the performance of the Class C Shares, the applicable contingent deferred sales charge (1.00% for the one-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.


         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended March 31, 1999 were as follows:


                         ONE-YEAR PERIOD ENDED              FIVE YEAR PERIOD ENDED
                             MARCH 31, 1999                     MARCH 31, 1999                    SINCE INCEPTION
                     ---------------------------          --------------------------         --------------------------
                                                                             Average                            Average
                       Ending                               Ending            Annual           Ending           Annual
                     Redeemable           Total           Redeemable          Total          Redeemable          Total
Class                   Value             Return             Value            Return            Value           Return
-------              ----------           ------          ----------          ------         ----------        --------
Class A                $1,088             8.78%             $2,487            19.99%           $2,917           17.07%
6/15/92*

Class B                $1,090             9.05%               N/A              N/A             $2,444           23.47%
1/3/95*

Class C                  N/A               N/A                N/A              N/A             $1,105           10.53%
4/8/98*

Institutional          $1,142            14.22%               N/A              N/A             $2,002           22.59%
11/2/95*


-----------
*  Inception Date

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or CDA Investment Technologies Inc., or with the performance of the Lehman Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S.

Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1999 was 10% and in fiscal year 1998 was 7%.


15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons held beneficially or of record 5% or more of the outstanding shares of a class of the Fund, as of May 11, 1999:


                                          Owned of          Beneficially
           Name and Address                Record               Owned              Percentage of Ownership
           ----------------               --------          ------------         ---------------------------
Bankers Trust Corp & Affil 401K                                     X            10.05% of Class A Shares
Savings Plan
The Partnershare Plan of
Bankers Trust NY Corp & Affil
100 Plaza One
Jersey City, NJ  07311

Mercantile Safe Dep & Tr Co                     X                                8.91% of Institutional Shares
Cust
FBO Calvert School Pension
Plan
2 Hopkins Plz Lowr Level
Baltimore, MD  21201

Mercantile Safe Dep & Tr Co                     X                                10.86% of Institutional Shares
Cust
FBO Calvert School
AB Flag Value A/C #1166032
766 Hammonds Ferry Road
Linthicum, MD  21090-1317


BT Alex. Brown Incorporated                     X                   X            13.96% of Institutional Shares
FBO 250-10788-16
Brown Advisory House Acct.
P.O. Box 1346
Baltimore, MD  21203

Nationsbank Montgomery                          X                                23.59% of Institutional Shares
Securities
FBO 800002431
P.O. Box 37156
San Francisco, CA  94137-0001

         As of May 11, 1999, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding shares.


16.      FINANCIAL STATEMENTS


         See next page.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1999


Shares                                                              Market Value
--------------------------------------------------------------------------------
Common Stock: 66.5%

Banking: 2.3%
     152,500      Bank of America Corporation ................      $ 10,770,312
     200,000      KeyCorp ....................................         6,062,500
     131,000      Wells Fargo & Company ......................         4,593,187
                                                                    ------------
                                                                      21,425,999
                                                                    ------------
Basic Industry: 1.3%
     707,600      Airgas, Inc.* ..............................         5,926,150
     140,000      Georgia Gulf Corp. .........................         1,566,250
      30,000      Hercules, Inc. .............................           757,500
      44,654      Potash Corp. of Saskatchewan, Inc. .........         2,388,989
      31,600      Schulman (A.), Inc. ........................           430,550
      28,000      Solutia, Inc. ..............................           486,500
                                                                    ------------
                                                                      11,555,939
                                                                    ------------
Business Services: 3.1%
     294,700      First Data Corp. ...........................        12,598,425
     176,400      SEI Corp. ..................................        16,317,000
                                                                    ------------
                                                                      28,915,425
                                                                    ------------
Capital Goods: 1.3%
     300,000      Case Corp. .................................         7,612,500
      36,000      Eaton Corp. ................................         2,574,000
      96,200      Westinghouse Air Brake Co. .................         2,008,175
                                                                    ------------
                                                                      12,194,675
                                                                    ------------
Consumer Durables/Non-Durables: 5.7%
     860,800      Blyth Industries, Inc.* ....................        20,336,400
      33,500      Eastman Kodak Co. ..........................         2,139,812
     140,000      Ford Motor Company .........................         7,945,000
      50,000      Liz Claiborne, Inc. ........................         1,631,250
     111,600      Philip Morris Cos., Inc. ...................         3,926,925
     510,100      Richfood Holdings, Inc. ....................        10,999,031
     414,800      Unifi, Inc.* ...............................         5,288,700
                                                                    ------------
                                                                      52,267,118
                                                                    ------------
Consumer Services: 17.2%
     736,000      America Online, Inc.* ......................       107,456,000
   1,632,400      Cendant Corp.* .............................        25,710,300
      60,000      Gannett Co. ................................         3,780,000
     202,000      Sinclair Broadcasting Group A* .............         2,941,625

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------


Shares                                                              Market Value
--------------------------------------------------------------------------------

Common Stock (continued)

Consumer Services (concluded)
    559,400      The Learning Co., Inc.* ......................      $16,222,600
     50,000      Times Mirror Co.-Class A .....................        2,703,125
                                                                     -----------
                                                                     158,813,650
                                                                     -----------
Defense/Aerospace: 0.8%
    156,000      Boeing Co. ...................................        5,323,500
     62,342      Lockheed Martin Corp. ........................        2,349,514
                                                                     -----------
                                                                       7,673,014
                                                                     -----------
Energy: 1.0%
    125,000      Burlington Resources, Inc. ...................        4,992,187
    250,000      Petroleum Geo Services* ......................        3,812,500
                                                                     -----------
                                                                       8,804,687
                                                                     -----------
Entertainment: 0.6%
    796,700      Lodgenet Entertainment Corp.* ................        5,228,344
                                                                     -----------

Financial Services: 5.0%
     83,500      American Express Co. .........................        9,811,250
    258,500      Citigroup ....................................       16,511,687
     87,500      Countrywide Credit Industries, Inc. ..........        3,281,250
    172,000      Freddie Mac ..................................        9,825,500
    265,780      MBNA Corp. ...................................        6,345,497
                                                                     -----------
                                                                      45,775,184
                                                                     -----------
Health Care Services: 4.2%
    190,000      Amgen, Inc.* .................................       14,226,250
     40,000      Baxter International, Inc. ...................        2,640,000
     76,000      Bristol-Myers Squibb Co. .....................        4,887,750
    114,000      Johnson & Johnson ............................       10,680,375
     77,200      Wellpoint Health Networks, Inc.* .............        5,852,725
                                                                     -----------
                                                                      38,287,100
                                                                     -----------
Hotels/Gaming: 0.4%
    200,000      Harrah's Entertainment, Inc.* ................        3,812,500
                                                                     -----------

Housing: 1.5%
    367,800      Champion Enterprises, Inc.* ..................        7,126,125
    128,000      USG Corp. ....................................        6,576,000
                                                                     -----------
                                                                      13,702,125
                                                                     -----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               March 31, 1999


Shares/
Par (000)                                                           Market Value
--------------------------------------------------------------------------------

Common Stock (continued)

Insurance: 7.2%
  1,256,749      Conseco, Inc. ................................      $38,802,125
     65,000      Hartford Financial Services Group ............        3,692,812
     77,900      NAC Re Corp. .................................        4,182,256
    150,000      RenaissanceRe Holdings Limited ...............        5,240,625
    236,720      XL Capital Limited - Class A .................       14,380,740
                                                                     -----------
                                                                      66,298,558
                                                                     -----------
Multi - Industry: 0.9%
     64,000      United Technologies Corp. ....................        8,668,000
                                                                     -----------

Real Estate: 1.7%
     89,913      Crestline Capital Corp.* .....................        1,382,412
     60,200      General Growth Properties, Inc. ..............        1,952,738
    899,136      Host Marriott Corp. ..........................       10,002,888
     35,000      National Health Investors, Inc. ..............          752,500
    100,500      U.S. Restaurant Properties, Inc. .............        1,940,906
                                                                     -----------
                                                                      16,031,444
                                                                     -----------
Retail: 1.6%
     53,164      J.C. Penney Co., Inc. ........................        2,153,142
    400,000      Kmart Corp.* .................................        6,725,000
     90,000      Tandy Corp. ..................................        5,743,125
                                                                     -----------
                                                                      14,621,267
                                                                     -----------

Technology: 5.9%
     70,400      Autodesk, Inc. ...............................        2,846,800
    326,800      Cognex Corp.* ................................        7,741,075
    125,000      Electronic Data Systems Corp. ................        6,085,938
     86,000      International Business Machines Corp. ........       15,243,500
    903,000      Novell, Inc.* ................................       22,744,313
                                                                     -----------
                                                                      54,661,626
                                                                     -----------
Telecommunications: 2.7%
    300,000      Comsat Corp. .................................        8,681,250
    190,689      MCI Worldcom, Inc.* ..........................       16,887,895
                                                                     -----------
                                                                      25,569,145
                                                                     -----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1999

Shares/
Par (000)                                                           Market Value
--------------------------------------------------------------------------------

Common Stock (concluded)

Transportation: 1.1%
     135,000       Canadian National Railway Co. ............       $  7,509,375
      34,982       Delta Air Lines, Inc. ....................          2,431,249
                                                                    ------------
                                                                       9,940,624
                                                                    ------------
Utilities: 1.0%
     204,700       Midamerican Energy Hldgs* ................          5,731,600
         881       Star Gas Partners L.P.* ..................             12,340
     100,000       Unicom Corp. .............................          3,656,250
                                                                    ------------
                                                                       9,400,190
                                                                    ------------
                   Total Common Stock
                     (Cost $324,609,023) ......................      613,646,614
                                                                    ------------

Preferred Stock: 0.8%

     200,000       Conseco Financial Trust, 8.70% .............        4,950,000
     100,000       Conseco Financial Trust, 9.16% .............        2,506,250
                                                                       ---------
                   Total Preferred Stock
                     (Cost $7,500,000) ........................        7,456,250
                                                                       ---------


Convertible Preferred Stock: 1.8%

      40,000       Fleetwood Capital Trust, Cvt. Pfd., 6.00% ..        1,620,000
      75,000       Host Marriott Financial Trust,
                   Cvt. Pfd., 6.75% ...........................        3,075,000
      95,000       Sinclair Broadcast Group Cvt. Pfd., 6.00% ..        3,877,188
     423,600       U.S. Restaurant Properties, Series A,
                   Cvt. Pfd., 7.72% ...........................        7,889,550
                                                                      ----------
                   Total Convertible Preferred Stock
                     (Cost $20,341,867) .......................       16,461,738
                                                                      ----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               March 31, 1999

      Par
     (000)                                                          Market Value
--------------------------------------------------------------------------------

CONVERTIBLE BONDS: 2.4%

     $ 2,000       Healthcare Realty Trust, Cvt. Deb.,
                     6.55%, 3/14/02 ............................     $ 1,830,000
       8,800       Platinum Technology International, Inc.,
                     Cvt. Deb. 6.25%, 12/15/02 .................       8,338,000
       1,661       Richardson Electronics, Cvt. Deb.
                     8.25%, 6/15/06 ............................       1,407,698
         339       Richardson Electronics, Cvt. Deb.
                     7.25%, 12/15/06 ...........................         224,164
      10,907       Softkey International Cvt. Deb.,
                     5.50%, 11/1/00 ............................      10,716,128
                                                                     -----------
                   Total Convertible Bonds
                     (Cost $21,052,282) ........................      22,515,990
                                                                     -----------

CORPORATE BONDS: 23.0%

       7,400       Amazon.com Inc., 0.00%, 5/1/08 ..............       5,032,000
       3,000       Avon Products, Inc., 6.55%, 8/1/07 ..........       2,970,000
       1,000       Caesar's World, 8.875%, 8/15/02 .............       1,007,500
       2,975       Calenergy Co., Inc., 7.23%, 9/15/05 .........       3,082,844
       5,000       Calenergy Co., Inc., 7.63%, 10/15/07 ........       5,300,000
       3,000       Campbell Soup Co., 6.15%, 12/1/02 ...........       3,056,250
       1,000       Capstar Hotel, 8.75%, 8/15/07 ...............         957,500
       8,000       Cendant Corp., 7.75%, 12/1/03 ...............       8,220,000
         873       Chattem Inc., Sr Sub Deb, 12.75%, 6/15/04 ...         977,760
       3,000       Circus Circus, 6.75%, 7/15/03 ...............       2,857,500
       1,000       Citigroup, Inc, 6.125%, 6/15/00 .............       1,004,270
       5,100       Conseco, Inc., 6.80%, 6/15/05 ...............       4,927,875
         700       CSX Corp., Nt, 7.00%, 9/15/02 ...............         720,125
       5,000       Cytec Industries, Inc., 6.50%, 3/15/03 ......       4,743,750
       5,000       Cytec Industries, Inc., 6.75%, 3/15/08 ......       5,031,250
         300       Exxon Capital Corp., Nt, 6.50%, 7/15/99 .....         300,993
       2,150       First Tennessee Bank, 6.40%, 4/1/08 .........       2,158,063
       2,000       FMC Corp., Nt, 8.75%, 4/1/99 ................       2,000,000
       1,500       FMC Corp., Nt, 6.75%, 5/5/05 ................       1,428,750
       5,000       FMC Corp., Nt, 7.00%, 5/15/08 ...............       4,868,750
       5,000       Frontier Corp., 7.25%, 5/15/04 ..............       5,112,500
       1,000       Fund America Enterprise, Nt, 7.75%, 2/1/03 ..       1,020,000
       5,000       Furon Co., 8.12%, 3/1/08 ....................       4,912,500
       5,000       GTE Corp., 6.46%, 4/15/08 ...................       5,118,750
       5,700       HMH Properties, Nt, 7.875%, 8/1/05 ..........       5,543,250
       1,000       HMH Properties, Nt, 8.45%, 12/1/08 ..........         995,000

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

      Par
     (000)                                                          Market Value
--------------------------------------------------------------------------------

CORPORATE BONDS (continued)

     $ 3,000       Host Marriott Travel Plaza, 9.50%, 5/15/05 ...   $  3,131,250
       5,000       HVIDE Marine, Inc., 8.375%, 2/15/08 ..........      3,425,000
       5,000       ICI, 6.95%, 9/15/04 ..........................      4,968,750
       1,775       ITT Corp., Nt, 6.25%, 11/15/00 ...............      1,723,969
       2,000       ITT Corp., Nt, 6.75%, 11/15/03 ...............      1,870,000
       5,000       J.P. Morgan, Nt, 6.875%, 1/15/07 .............      5,143,750
       4,000       Jeffries Group, Inc., 7.50%, 8/15/07 .........      4,200,000
       2,000       John Q. Hammons Hotels LP, Nt,
                     8.875%, 2/15/04 ............................      1,870,000
       3,000       Knight-Ridder, Inc., 6.625%, 11/1/07 .........      3,082,500
       5,000       Lilly Industries, Inc., 7.75%, 12/1/07 .......      5,087,500
       2,500       Lockheed Martin Corp., 7.25%, 5/15/06 ........      2,646,875
       2,200       Lockheed Martin Corp., Nt, 6.85%, 5/15/01 ....      2,244,000
       5,000       LodgeNet Entertainment, Nt,
                     10.25%, 12/15/06 ...........................      5,112,500
       1,285       Markel Corp., Nt, 7.25%, 11/1/03 .............      1,338,006
      10,000       Marriot International, Inc.,
                     6.625%, 11/15/03 ...........................     10,012,500
       1,100       Masco Corp., Nt, 6.625%, 9/15/99 .............      1,105,500
       1,000       Masco Corp., Nt, 6.125%, 9/15/03 .............      1,005,000
       2,000       McDonnell Douglas Corp., Nt,
                     6.875%, 11/1/06 ............................      2,100,000
         500       MCI Communication, Nt, 7.50%, 8/20/04 ........        532,500
       9,800       Millipore Corp., 7.20%, 4/1/02 ...............      9,800,000
       7,100       Millipore Corp., Nt, 7.50%, 4/1/07 ...........      6,984,625
       4,000       Morgan Guaranty Trust Co., Nt,
                     5.75%, 10/8/99 .............................      4,014,360
       2,000       Nabisco, Inc., 6.70%, 6/15/02 ................      2,012,500
       1,500       Norfolk Southern, 6.95%, 5/1/02 ..............      1,537,500
       1,500       Norfolk Southern, 7.35%, 5/15/07 .............      1,603,125
       5,000       Premier Parks, Nt, 9.25%, 4/1/06 .............      5,225,000
       4,000       Premier Parks, Nt, 9.75%, 1/15/07 ............      4,350,000
       3,815       Raychem Corp.,7.20%, 10/15/08 ................      3,829,306
       3,000       Raytheon Co., 6.45%, 8/15/02 .................      3,052,500
       5,000       Raytheon Co., 6.50%, 7/15/05 .................      5,081,250
       1,500       Salomon, Inc., Nt, 7.125%, 8/1/99 ............      1,510,050
       5,500       Solutia, Inc., 6.50%, 10/15/02 ...............      5,527,500
       3,000       Tandy Corp., 6.95%, 09/1/07 ..................      3,120,000
       1,000       Tektronix, Inc., Nt, 7.50%, 8/1/03 ...........      1,022,500
       1,000       Tenneco, Inc., Nt, 8.075%, 10/1/02 ...........      1,042,500
       5,000       United Defense Inds, Inc.,
                     8.75%, 11/15/07 ............................      5,025,000
       2,660       USG Corp., 8.50%, 8/1/05 .....................      2,859,500
         500       Xerox Corp., Nt, 7.15%, 8/1/04 ...............        522,500
                                                                     -----------
                   Total Corporate Bonds (Cost $210,757,633) ....    212,066,496
                                                                     -----------

-----------------------------------------------------------------------------
FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Statement of Net Assets (concluded)                            March 31, 1999

       Par
      (000)                                                         Market Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY SECURITIES: 1.4%

     $ 1,000       Federal National Mortgage Assoc.,
                     7.60%, 5/24/06 ..........................       $ 1,003,280
                                                                     -----------
                   U.S. Treasury Notes
       4,000         6.25%, 5/31/00 ..........................         4,058,720
       4,000         5.75%, 10/31/00 .........................         4,043,760
       4,000         6.125%, 12/31/01 ........................         4,106,600
                                                                     -----------
                                                                      12,209,080
                                                                     -----------
                   Total U.S. Government Agency Securities
                     (Cost $12,976,097) ......................        13,212,360
                                                                     -----------


 Repurchase Agreement: 3.5%


      32,211       Goldman Sachs & Co., 4.80%

                     Dated 3/31/99, to be repurchased on 4/1/99,
                     collateralized by U.S. Treasury Note with a
                     par value of $30,327,000, coupon rate of
                     6.375%, due 8/15/27, with a market value of
                     $32,620,328 (Cost $32,211,000) ................. 32,211,000
                                                                      ----------

Total Investments in Securities (Cost $629,447,902)** ..    99.4%   $917,570,448
Other Assets in Excess of Liabilities ..................     0.6%      5,218,468
                                                           -----    ------------
Net Assets .............................................   100.0%   $922,788,916
                                                           =====    ============

Net Asset Value and Redemption Price Per:
   Class A Share ($649,663,851 / 26,897,803 shares) ..........     $   24.15
                                                                   =========

   Class B Share ($110,679,674 / 4,590,241 shares) ...........     $   24.11***
                                                                   =========
   Class C Share ($17,450,549 / 723,521 shares) ..............     $   24.12****
                                                                   =========
   Institutional Share ($144,994,842 / 5,953,220 shares) .....     $   24.36
                                                                   =========
Maximum Offering Price Per:
   Class A Share ($24.15 / 0.955) ............................     $   25.29
                                                                   =========
   Class B Share .............................................     $   24.11
                                                                   =========
   Class C Share .............................................     $   24.12
                                                                   =========
   Institutional Share .......................................     $   24.36
                                                                   =========
--------
    * Non-income producing security.
   ** Aggregate cost for federal tax purposes is $629,224,848.
  *** Redemption value is $23.15 following a 4% maximum contingent deferred sales charge.
 **** Redemption value is $23.88 following a 1% maximum contingent deferred sales charge.

                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Statement of Operations

                                                                      For the
                                                                    Year Ended
                                                                     March 31,
--------------------------------------------------------------------------------
                                                                       1999
Investment Income:
   Dividends ................................................     $   8,804,013
   Interest .................................................        19,627,795
   Less:Foreign taxes withheld ..............................           (19,778)
                                                                  -------------
            Total income ....................................        28,412,030
                                                                  -------------

Expenses:
   Investment advisory fee ..................................         5,619,259
   Distribution fee .........................................         2,321,058
   Transfer agent fee .......................................           335,996
   Accounting fee ...........................................           127,817
   Registration fees ........................................           119,352
   Custodian fees ...........................................            92,747
   Directors' fees ..........................................            36,141
   Miscellaneous ............................................           239,029

                                                                  -------------
            Total expenses ..................................         8,891,399
                                                                  -------------
   Net investment income ....................................        19,520,631
                                                                  -------------
Realized and unrealized gain on investments:
   Net realized gain from security transactions .............        13,846,863
   Change in unrealized appreciation/depreciation
     of investments .........................................        76,741,086
                                                                  -------------
   Net gain on investments ..................................        90,587,949
                                                                  -------------
Net increase in net assets resulting from operations ........     $ 110,108,580
                                                                  =============

                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Statements of Changes in Net Assets



                                                 For the Years Ended March 31,
------------------------------------------------------------------------------
                                                     1999             1998
Increase in Net Assets:
Operations:
   Net investment income ....................   $  19,520,631    $  12,089,775
   Net realized gain from security
     transactions ...........................      13,846,863        4,718,485
   Change in unrealized appreciation/
     depreciation of investments ............      76,741,086      124,787,999
                                                -------------    -------------
   Net increase in net assets
     resulting from operations ..............     110,108,580      141,596,259
                                                -------------    -------------
Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares .........................     (13,804,511)      (8,528,277)
     Class B Shares .........................      (1,569,776)        (625,533)
     Class C Shares .........................        (128,906)            --
     Class D Shares .........................        (257,548)        (351,052)
     Institutional Shares ...................      (3,045,076)      (1,539,023)
   Net realized long-term gains:
     Class A Shares .........................      (8,542,386)      (5,136,333)
     Class B Shares .........................      (1,338,049)        (601,637)
     Class C Shares .........................        (156,874)            --
     Class D Shares .........................            --           (224,735)
     Institutional Shares ...................      (1,772,147)      (1,098,467)
                                                -------------    -------------
   Total distributions ......................     (30,615,273)     (18,105,057)
                                                -------------    -------------
Capital Share Transactions:
   Proceeds from sale of shares .............     273,356,523      233,685,893
   Value of shares issued in reinvestment
     of dividends ...........................      27,465,074       16,203,251
   Cost of shares repurchased ...............    (135,894,760)     (40,437,180)
                                                -------------    -------------
   Increase in net assets derived from
     capital share transactions .............     164,926,837      209,451,964
                                                -------------    -------------
   Total increase in net assets .............     244,420,144      332,943,166
Net Assets:
   Beginning of period ......................     678,368,772      345,425,606
                                                -------------    -------------
   End of period (including undistributed net
     investment income of $4,505,377 and
     $3,766,431, respectively) ..............   $ 922,788,916    $ 678,368,772
                                                =============    =============

                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)


                                                           For the
                                                          Year Ended
                                                           March 31,
                                                          ----------
                                                             1999
Per Share Operating Performance:
   Net asset value at beginning of period ..........      $   22.09
                                                          ---------
Income from Investment Operations:
   Net investment income ...........................           0.56
   Net realized and unrealized gain on investments .           2.40
                                                          ---------
   Total from Investment Operations ................           2.96
                                                          ---------

Less Distributions:
   Net investment income and short-term gains ......          (0.57)
   Net realized mid-term and long-term capital gains          (0.33)
                                                          ---------
   Total distributions .............................          (0.90)
                                                          ---------
   Net asset value at end of period ................      $   24.15
                                                          =========
Total Return .......................................          13.91%

Ratios to Average Net Assets:
   Expenses ........................................           1.12%
   Net investment income ...........................           2.64%

Supplemental Data:
   Net assets at end of period (000) ...............      $ 649,664
   Portfolio turnover rate .........................             10%


------
(1) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.40% for the year ended March 31, 1995.

(2) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 3.02% for the year ended March 31, 1995.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------



                                                                   For the Years Ended March 31,
                                                           ---------------------------------------------
                                                           1998         1997          1996          1995
                                                           ----         ----          ----          ----
Per Share Operating Performance:
   Net asset value at beginning of period ..........    $   17.14     $   14.68     $   12.02     $   11.23
                                                        ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income ...........................         0.47          0.39          0.36          0.35
   Net realized and unrealized gain on investments .         5.21          2.49          3.03          0.80
                                                        ---------     ---------     ---------     ---------
   Total from Investment Operations ................         5.68          2.88          3.39          1.15
                                                        ---------     ---------     ---------     ---------

Less Distributions:
   Net investment income and short-term gains ......        (0.47)        (0.36)        (0.41)        (0.35)
   Net realized mid-term and long-term capital gains        (0.26)        (0.06)        (0.32)        (0.01)
                                                        ---------     ---------     ---------     ---------
   Total distributions .............................        (0.73)        (0.42)        (0.73)        (0.36)
                                                        ---------     ---------     ---------     ---------
   Net asset value at end of period ................    $   22.09     $   17.14     $   14.68     $   12.02
                                                        =========     =========     =========     =========
Total Return .......................................        33.82%        19.90%        28.86%        10.57%

Ratios to Average Net Assets:
   Expenses ........................................         1.14%         1.27%         1.31%         1.35%(1)
   Net investment income ...........................         2.49%         2.51%         2.72%         3.07%(2)

Supplemental Data:
   Net assets at end of period (000) ...............    $ 491,575     $ 278,130     $ 200,020     $ 146,986
   Portfolio turnover rate .........................            7%           13%           15%           18%

                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)


                                                           For the
                                                          Year Ended
                                                           March 31,
                                                          ----------
                                                             1999
Per Share Operating Performance:
   Net asset value at beginning of period ..........      $   22.08
                                                          ---------
Income from Investment Operations:
   Net investment income ...........................           0.41
   Net realized and unrealized gain on investments .           2.38
                                                          ---------
   Total from Investment Operations ................           2.79
                                                          ---------

Less Distributions:
   Net investment income and short-term gains ......          (0.43)
   Net realized mid-term and long-term capital gains          (0.33)
                                                          ---------
   Total distributions .............................          (0.76)
                                                          ---------
   Net asset value at end of period ................      $   24.11
                                                          =========
Total Return .......................................          13.10%

Ratios to Average Net Assets:
   Expenses ........................................           1.87%
   Net investment income ...........................           1.90%

Supplemental Data:
   Net assets at end of period (000) ...............      $ 110,680
   Portfolio turnover rate .........................             10%


-------------
(1) Annualized
(2) Commencement of Operations.
(3) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 2.17% annualized for the period ended March 31, 1995.
(4) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 2.87% annualized for the period ended March 31, 1995.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------


                                                                                               For the period
                                                                                               Jan. 3, 1995(2)
                                                                                                    through
                                                            For the Years Ended March 31,          March 31,
                                                            --------------------------------------------------
                                                            1998         1997          1996          1995
Per Share Operating Performance:
   Net asset value at beginning of period ..........     $   17.16     $   14.71     $   12.01     $   11.14
                                                         ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income ...........................          0.34          0.26          0.21          0.08
   Net realized and unrealized gain on investments .          5.20          2.51          3.05          0.79
                                                         ---------     ---------     ---------     ---------
   Total from Investment Operations ................          5.54     $    2.77          3.26          0.87
                                                         ---------     ---------     ---------     ---------

Less Distributions:
   Net investment income and short-term gains ......         (0.36)        (0.26)        (0.24)      --
   Net realized mid-term and long-term capital gains         (0.26)        (0.06)        (0.32)      --
                                                         ---------     ---------     ---------     ---------
   Total distributions .............................         (0.62)        (0.32)        (0.56)      --
                                                         ---------     ---------     ---------     ---------
   Net asset value at end of period ................     $   22.08     $   17.16     $   14.71     $   12.01
                                                         =========     =========     =========     =========
Total Return .......................................         32.84%        19.00%        27.89%         7.81%

Ratios to Average Net Assets:
   Expenses ........................................          1.89%         2.02%         2.06%         2.10%(1,3)
   Net investment income ...........................          1.75%         1.84%         1.97%         2.94%(1,4)

Supplemental Data:
   Net assets at end of period (000) ...............     $  64,498     $  17,311     $   4,178     $     341
   Portfolio turnover rate .........................             7%           13%           15%           18%


                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)

                                                      For the Period
                                                     April 8, 1998(1)
                                                          through
                                                         March 31,
                                                     ----------------
                                                           1999
Per Share Operating Performance:
   Net asset value at beginning of period ..........      $ 22.31
                                                          -------
Income from Investment Operations:
   Net investment income ...........................         0.39
   Net realized and unrealized gain on investments .         2.10
                                                          -------
   Total from Investment Operations ................         2.49
                                                          -------

Less Distributions:
   Net investment income and short-term gains ......        (0.35)
   Net realized mid-term and long-term capital gains        (0.33)
                                                          -------
   Total distributions .............................        (0.68)
                                                          -------
   Net asset value at end of period ................      $ 24.12
                                                          =======
Total Return .......................................        11.50%(3)

Ratios to Average Net Assets:
   Expenses ........................................         1.91%(2)
   Net investment income ...........................         2.05%(2)

Supplemental Data:
   Net assets at end of period (000) ...............      $17,450
   Portfolio turnover rate .........................           10%

                 See accompanying Notes to Financial Statements.

----------
(1) Commencement of operations.
(2) Annualized
(3) Total return is since inception.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Financial Highlights -- Class D Shares
(For a share outstanding throughout each period)

                                                 For the Period
                                                  April 1, 1998
                                                      through
                                                  November 20,(1)
                                                 ---------------
                                                       1999
Per Share Operating Performance:
   Net asset value at beginning of period ........    $22.05
                                                      ------
Income from Investment Operations:
   Net investment income .........................      0.29
   Net realized and unrealized gain on investments     (0.06)
                                                      ------
   Total from Investment Operations ..............      0.23
                                                      ------

Less Distributions:
   Net investment income and short-term gains ....     (0.32)
   Net realized long-term capital gains ..........      --
                                                      ------
   Total distributions ...........................     (0.32)
                                                      ------
   Net asset value at end of period ..............    $21.96
                                                      ======
Total Return .....................................      1.09%

Ratios to Average Net Assets:
   Expenses ......................................      1.50%
   Net investment income .........................      2.04%

Supplemental Data:
   Net assets at end of period (000) .............    $ --
   Portfolio turnover rate .......................        10%


--------
(1) Class D Shares were converted to Class A Shares on November 20, 1998.
(2) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.74% for Class D Shares for the year ended
    March 31, 1995.
(3) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 2.68% for Class D Shares for the year ended March 31, 1995.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

                                                             For the Years Ended March 31,
                                                       ----------------------------------------------
                                                       1998          1997          1996          1995
Per Share Operating Performance:
   Net asset value at beginning of period ........    $ 17.11       $ 14.66       $ 12.01       $ 11.22
                                                      -------       -------       -------       -------
Income from Investment Operations:
   Net investment income .........................       0.43          0.35          0.33          0.31
   Net realized and unrealized gain on investments       5.17          2.47          3.02          0.80
                                                      -------       -------       -------       -------
   Total from Investment Operations ..............       5.60          2.82          3.35          1.11
                                                      -------       -------       -------       -------

Less Distributions:
   Net investment income and short-term gains ....      (0.40)        (0.31)        (0.38)        (0.31)
   Net realized long-term capital gains ..........      (0.26)        (0.06)        (0.32)        (0.01)
                                                      -------       -------       -------       -------
   Total distributions ...........................      (0.66)        (0.37)        (0.70)        (0.32)
                                                      -------       -------       -------       -------
   Net asset value at end of period ..............    $ 22.05       $ 17.11       $ 14.66       $ 12.01
                                                      =======       =======       =======       =======
Total Return .....................................      33.33%        19.46%        28.44%        10.18%

Ratios to Average Net Assets:
   Expenses ......................................       1.49%         1.62%         1.66%         1.70%(2)
   Net investment income .........................       2.14%         2.15%         2.37%         2.72%(3)

Supplemental Data:
   Net assets at end of period (000) .............    $18,478       $15,213       $13,757       $11,717
   Portfolio turnover rate .......................          7%           13%           15%           18%


                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)



                                                         For the
                                                        Year Ended
                                                         March 31,
                                                        ----------
                                                           1999
Per Share Operating Performance:
   Net asset value at beginning of period ........      $  22.26
                                                        --------
Income from Investment Operations:
   Net investment income .........................          0.63
   Net realized and unrealized gain on investments          2.41
                                                        --------
   Total from Investment Operations ..............          3.04
                                                        --------

Less Distributions:
   Net investment income and short-term gains ....         (0.61)
   Net realized long-term capital gains ..........         (0.33)
                                                        --------
   Total distributions ...........................         (0.94)
                                                        --------
   Net asset value at end of period ..............      $  24.36
                                                        ========
Total Return .....................................         14.20%

Ratios to Average Net Assets:
   Expenses ......................................          0.87%
   Net investment income .........................          2.88%

Supplemental Data:
   Net assets at end of period (000) .............      $144,995
   Portfolio turnover rate .......................            10%


--------
(1) Commencement of operations.
(2) Annualized

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

                                                                                              For the period
                                                                                              Jan. 3, 1995(2)
                                                                                                  through
                                                           For the Years Ended March 31,         March 31,
                                                           --------------------------------------------------
                                                                 1998         1997                  1996
Per Share Operating Performance:
   Net asset value at beginning of period ........        $  17.27           $ 14.77            $ 13.89
                                                          --------           -------            -------
Income from Investment Operations:
   Net investment income .........................            0.51              0.41               0.13
   Net realized and unrealized gain on investments            5.25              2.53               1.17
                                                          --------           -------            -------
   Total from Investment Operations ..............            5.76              2.94               1.30
                                                          --------           -------            -------

Less Distributions:
   Net investment income and short-term gains ....           (0.51)            (0.38)             (0.10)
   Net realized long-term capital gains ..........           (0.26)            (0.06)             (0.32)
                                                          --------           -------            -------
   Total distributions ...........................           (0.77)            (0.44)             (0.42)
                                                          --------           -------            -------
   Net asset value at end of period ..............        $  22.26           $ 17.27            $ 14.77
                                                          ========           =======            =======
Total Return .....................................           34.08%            20.24%             21.12%

Ratios to Average Net Assets:
   Expenses ......................................            0.89%             1.02%              1.03%(2)
   Net investment income .........................            2.75%             2.83%              2.89%(2)

Supplemental Data:
   Net assets at end of period (000) .............        $103,817           $34,771            $11,768
   Portfolio turnover rate .......................               7%               13%                15%


                 See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
---------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Significant Accounting Policies

     Flag Investors Value Builder Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on March 5, 1992, commenced operations June 15, 1992. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital and current income through diversified in vestments in a professionally managed balanced portfolio of equity and debt securities.

     The Fund consists of four share classes: Class A Shares, which were first offered June 15, 1992; Class B Shares, which were first offered January 3, 1995; Institutional Shares, which were first offered November 2, 1995; and Class C Shares, which were first offered April 8, 1998. The Fund previously offered Class DShares which were converted to Class A Shares on November 20, 1998.

     The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and C Shares have a contingent deferred sales charge. In addition each of the classes has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation-- values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
     NOTE 1 -- concluded

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the seller's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the seller defaults. The Fund's access to the collateral may be delayed or limited if the seller defaults and the value of the collateral declines or if the seller enters into an insolvency proceeding.

     C. Federal Income Taxes-- Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes. The Fund designates $11,809,456 as being paid from long-term capital gains.

     D. Securities Transactions, Investment Income, Distributions and Other-- Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Notes to Financial Statements (continued)
NOTE 2  Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

     For the year ended March 31, 1999 ICC's advisory fee was $5,619,259 of which $559,244 was payable at the end of the period.

     ICC also provides accounting services to the Fund for which the Fund pays ICCan annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended March 31, 1999 ICC's fee was $127,817 of which $11,441 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended March 31, 1999 ICC's fee was $335,996 of which $25,461 was payable at the end of the period.

     Bankers Trust Corporation is the Fund's custodian. For the year ended March 31, 1999, custody fees amounted to $92,747, of which $35,500 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays ABIMa fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount over $200 million.

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee that is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1999 was $14,319 and the accrued liability was $31,300.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

NOTE 2 -- concluded

     On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with ICC thereafter is subject to the approval of Fund shareholders. On March 30, 1999, the Board of Directors approved a new advisory agreement between ICC and the Fund in the event the merger is approved and completed. The new advisory agreement and a new sub-advisory agreement will be subject to shareholder approval. If the transaction is approved and completed, Deutsche Bank AG, as ICC's new parent company, will control its operations as investment advisor. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

NOTE 3  Capital Share Transactions

     The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A, 15 million Class B, 15 million Institutional, 15 million Class C, 3 million Class D and 2 million undesignated). Transactions in shares of the Fund were as follows:


                                                          Class A Shares
                                                 ----------------------------------
                                                     For the             For the
                                                   Year Ended          Year Ended
                                                 March 31, 1999      March 31, 1998
                                                 --------------      --------------
Shares sold ................................         7,667,470           7,042,839
Shares issued to shareholders on
  reinvestment of dividends ................           927,793             641,162
Shares converted from Class D ..............           744,609                  --
Shares redeemed ............................        (4,698,072)         (1,656,511)
                                                 -------------       -------------
Net increase in shares outstanding .........         4,641,800           6,027,490
                                                  ============       =============

Proceeds from sale of shares ...............     $ 167,786,940       $ 140,113,104
Value of reinvested dividends ..............        20,162,879          12,406,231
Value of shares converted from Class D .....        16,366,512                  --
Cost of shares redeemed ....................      (102,312,507)        (32,747,372)
                                                 -------------       -------------
Net increase from capital share
 transactions ..............................     $ 102,003,824       $ 119,771,963
                                                 =============       =============

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 3  continued


                                                          Class B Shares
                                                 ----------------------------------
                                                     For the             For the
                                                   Year Ended          Year Ended
                                                 March 31, 1999      March 31, 1998
                                                 --------------      --------------
Shares sold ................................        1,963,448           1,916,773
Shares issued to shareholders on
  reinvestment of dividends ................          119,699              58,431
Shares redeemed ............................         (414,281)            (62,652)
                                                  -----------         -----------
Net increase in shares outstanding .........        1,668,866           1,912,552
                                                  ===========         ===========
Proceeds from sale of shares ...............      $42,732,188         $37,749,769
Value of reinvested dividends ..............        2,606,348           1,143,662
Cost of shares redeemed ....................       (8,899,431)         (1,250,962)
                                                  -----------         -----------
Net increase from capital share
  transactions .............................      $36,439,105         $37,642,469
                                                  ===========         ===========



                                                 Class C Shares
                                                  ------------
                                                   For Period
                                                April 8, 1998(1)
                                                    through
                                                 March 31, 1999
                                                ---------------
Shares sold ................................           735,840
Shares issued to shareholders on
  reinvestment of dividends ................            12,033
Shares redeemed ............................           (24,353)
                                                  ------------
Net increase in shares outstanding .........           723,520
                                                  ============
Proceeds from sale of shares ...............      $ 16,181,630
Value of reinvested dividends ..............           261,764
Cost of shares redeemed ....................          (544,762)
                                                  ------------
Net increase from capital share
  transactions .............................      $ 15,898,632
                                                  ============

----------
(1) Commencement of operations.

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

NOTE 3 -- concluded

                                                     Class D Shares(1)
                                          --------------------------------------
                                            For the Period
                                            April 1, 1998           For the
                                                through            Year Ended
                                          November 20, 1998       March 31, 1998
                                          -----------------       --------------
Shares sold ........................                 --                    --
Shares issued to shareholders on
  reinvestment of dividends ........                9,988                26,051
Shares converted to Class A ........             (745,254)                 --
Shares redeemed ....................             (102,674)              (77,261)
                                             ------------          ------------
Net decrease in shares outstanding .             (837,940)              (51,210)
                                             ============          ============

Proceeds from sale of shares .......         $       --            $       --
Value of reinvested dividends ......              212,526               500,413
Value of shares converted to Class A          (16,366,512)
Cost of shares redeemed ............           (2,130,846)           (1,566,659)
                                             ------------          ------------
Net decrease from capital share
  transactions .....................         $(18,284,832)         $ (1,066,246)
                                             ============          ============

-----------
(1) Converted to Class A Shares on November 20, 1998.



                                                  Institutional Shares
                                          -----------------------------------
                                              For the               For the
                                            Year Ended            Year Ended
                                          March 31, 1999        March 31, 1998
                                           ------------          ------------
Shares sold ......................            2,172,982             2,782,404
Shares issued to shareholders on
  reinvestment of dividends ......              192,473               109,243
Shares redeemed ..................           (1,076,590)             (241,221)
                                           ------------          ------------

Net increase in shares outstanding            1,288,865             2,650,426
                                           ============          ============

Proceeds from sale of shares .....         $ 46,655,765          $ 55,823,020
Value of reinvested dividends ....            4,221,557             2,152,945
Cost of shares redeemed ..........          (22,007,214)           (4,872,187)
                                           ------------          ------------
Net increase from capital share
  transactions ...................         $ 28,870,108          $ 53,103,778
                                           ============          ============

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4 -- Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $248,879,467 and sales of investment securities aggregated $70,765,644 for the year ended March 31, 1999. Purchases of U.S. government obligations aggregated $1,012,734, and sales of U.S. government obligations aggregated $7,034,903 for the period.

     On March 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $312,827,053 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $24,481,453.

Note 5 -- Net Assets

     On March 31, 1999, net assets consisted of:

 Paid-in capital:
   Class A Shares                                                  $407,144,016
   Class B Shares                                                    90,075,405
   Class C Shares                                                    15,898,631
   Institutional Shares                                             114,058,757
 Accumulated net realized gain from security transactions             2,984,183
 Unrealized appreciation of investments                             288,122,547
 Undistributed net investment income                                  4,505,377
                                                                   ------------
                                                                   $922,788,916
                                                                   ============

FLAG INVESTORS VALUE BUILDER FUND
-----------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Value Builder Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. (the "Fund"), at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, MD
April 30, 1999


-----------------------------------------------------------------------------
Tax Information (Unaudited)
For the Tax Year Ended March 31, 1999

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included $11,809,456 from long-term capital gains; of which $11,809,456 was subject to the 20% rate gains category.

     Of ordinary distributions made during the fiscal year ended March 31, 1999, 41.71% qualifies for the dividends received deduction available to corporate shareholders.

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS


STANDARD & POOR'S COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect a " strong" degree of safety regarding timely payment.

MOODY'S COMMERCIAL PAPER RATINGS

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.


                             CORPORATE BOND RATINGS

STANDARD & POOR'S BOND RATINGS

               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA -- Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.


               A -- Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. While normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


               BB, B, CCC, and CC and C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

               C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

               D -- In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S BOND RATINGS

               Aaa -- Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -- Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as "high-grade" bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

               A -- Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa -- Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Judged to have speculative elements; future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa -- Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Speculative in a high degree. Often in default or have other marked shortcomings.

               C -- The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

PART C.           OTHER INFORMATION

Item 23.          Exhibits

                  (a) (1) Articles of Incorporation and Certificate of Correction incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on
                                    July 26, 1995.

                           (2) Amended Articles of Incorporation dated May 1, 1992 incorporated by reference to Exhibit
                                    (1)(b) to Post-Effective Amendment No. 5 to
                                    Registrant's Registration Statement on Form
                                    N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on
                                    July 26, 1995.

                           (3) Articles Supplementary dated December 27, 1993 incorporated by reference to Exhibit
                                    (1)(c) to Post-Effective Amendment No. 5 to
                                    Registrant's Registration Statement on Form
                                    N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on
                                    July 26, 1995.

                           (4) Articles Supplementary dated November 18, 1994 incorporated by reference to Exhibit
                                    (1)(d) to Post-Effective Amendment No. 5 to
                                    Registrant's Registration Statement on Form
                                    N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on
                                    July 26, 1995.

                           (5) Articles Supplementary dated October 6, 1995 incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000687) on
                                    July 29, 1996.

                           (6) Articles Supplementary dated June 17, 1997 incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001357) on
                                    July 29, 1997.

                           (7) Articles Supplementary, as filed with the Maryland State Department of Taxation and Assessments on January 20, 1998 incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001585) on
                                    July 29, 1998.

                           (8) Articles of Amendment dated November 24, 1998, filed herewith.

                  (b) By-Laws, as amended through December 19, 1996 incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001357) on July 29, 1997.

                  (c)      (1)      Instruments Defining Rights of Security
                                    Holders incorporated by reference to Exhibit
                                    1 (Articles of Incorporation) as amended to date, filed as part of Post-Effective
                                    Amendments Nos. 5 and 7 to Registrant's
                                    Registration Statement on Form N-1A
                                    (Registration No. 33-46279) filed with the Securities and Exchange Commission via EDGAR
                                    (Accession Nos. 950116-95-000312 and
                                    950116-96- 000687) on July 26, 1995 and July
                                    29, 1996, respectively, and Exhibit 2 (By-
                                    Laws) as amended to date, filed as part of Post-Effective Amendment No. 8 to such
                                    Registration Statement filed with the
                                    Securities and Exchange Commission via EDGAR
                                    (Accession No. 950116-97-001357) on July 29,
                                    1997.

                  (d) (1) Investment Advisory Agreement dated September 1, 1997 between Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on
                                    March 10, 1998.


                           (2) Sub-Advisory Agreement dated September 1, 1997 among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                  (e) (1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                           (2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Broker-Dealers incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                           (3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit
                                    (6)(c) to Post-Effective Amendment No. 9 to
                                    Registrant's Registration Statement on Form
                                    N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on
                                    March 10, 1998.

                  (f)      None.

                  (g) Custodian Agreement between Registrant and Bankers Trust Company dated June 5, 1998 incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001585) on July 29, 1998.

                  (h) Master Services Agreement (including Accounting and Transfer Agency Services Appendices) between Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000687) on July 29, 1996.


                  (i)      Opinion of Counsel, filed herewith.

                  (j) Consent of PricewaterhouseCoopers LLP, filed herewith.

                  (k)      None.

                  (l) Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

                  (m)      (1)      Distribution Plan (Flag Investors Class A
                                    Shares) incorporated by reference to Exhibit
                                    (15)(a) to Post-Effective Amendment No. 5 to
                                    Registrant's Registration Statement on Form
                                    N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via
                                    EDGAR (Accession No. 950116-95-000312) on
                                    July 26, 1995.

                           (2) Distribution Plan (Flag Investors Class B Shares) incorporated by reference to Exhibit
                                    (15)(c) to Post-Effective Amendment No. 5 to
                                    Registrant's Registration Statement on Form
                                    N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on
                                    July 26, 1995.

                           (3) Amended Distribution Plan (Flag Investors Class A Shares) incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                           (4) Amended Distribution Plan (Flag Investors Class B Shares) incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                           (5) Distribution Plan (Flag Investors Class C Shares) incorporated by reference to Exhibit
                                    (15)(g) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001585) on July 29, 1998.

                  (n)      Not applicable.

                  (o)      (1)      Registrant's Rule 18f-3 Plan incorporated by
                                    reference to Exhibit (18)(a) to
                                    Post-Effective Amendment No. 8 to
                                    Registrant's Registration Statement on Form
                                    N-1A (Registration No. 33-46279), filed with the Securities and

                                    Exchange Commission via EDGAR (Accession No.
                                    950116-97-001357) on July 29, 1997.

                           (2) Registrant's Amended Rule 18f-3 Plan incorporated by reference to Exhibit (18)(b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on
                                    March 10, 1998.

                  (p)      Powers of Attorney, filed herewith.


Item 24.          Persons Controlled by or under Common Control with Registrant

                  Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

                  None.


Item 25.          Indemnification

                  State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

                  Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

                  Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

                  Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


Item 26.          Business and Other Connections of Investment Advisor

                  Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

                  During the past two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, and no partner of Alex. Brown Investment Management, the Registrant's sub-advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.


Item 27.          Principal Underwriters

             (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

             ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc. (formerly known as Flag Investors Telephone Income Fund, Inc.), Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Total Return U.S. Treasury Fund Shares, Flag Investors Managed Municipal Fund Shares, Flag Investors Short-Intermediate Income Fund, Inc., (formerly known as Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.

             (b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 21.

                                         Position and
                                         Offices                    Position and
Name and Principal                       with Principal             Offices with
Business Address*                        Underwriter                Registrant
-----------------                        --------------              -----------
John Y. Keffer                           President                   None

Benjamin L. Niles                        Vice-President              None

Nanette K. Chern                         Chief Compliance Officer    None

Sara M. Morris                           Treasurer                   None

Margaret J. Fenderson                    Assistant Treasurer         None

David I. Goldstein                       Secretary                   None

Dana L. Lukens                           Assistant Secretary         None

--------------------
*Two Portland Square
Portland, ME  04101

(c)     Not applicable.


Item 28.     Location of Accounts and Records

             State the names and address of each person maintaining physical possession of each account, book or other document required to be maintained by
Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] thereunder.

             Investment Company Capital Corp., Registrant's investment advisor, transfer agent and dividend disbursing agent, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's sub-advisor ABIM, One South Street, Baltimore, MD 21202, by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, NY 10006.

             In particular, with respect to the records required by Rule 31a-1(b)(1), ICC and ABIM each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, and, in the case of ICC, sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers is such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.


Item 29.     Management Services

             Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

             None.

Item 30.     Undertakings

             Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

             (a) Not Applicable.

             (b) Not Applicable

             (c) A copy of the Registrant's latest Annual Report to Shareholders will be furnished upon request and without charge, by contacting the Registrant at (800) 767-3524.

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 1st day of June, 1999.


                                                  FLAG INVESTORS VALUE BUILDER
                                                  FUND, INC.


                                                  By:  /s/ Harry Woolf
                                                       -------------------------
                                                           Harry Woolf
                                                           President

                  Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

        *                               Chairman and          June 1, 1999
---------------------                   Director              ------------------
Truman T. Semans                                              Date


        *                               Director              June 1, 1999
---------------------                                         ------------------
James J. Cunnane                                              Date

        *                               Director              June 1, 1999
---------------------                                         ------------------
Richard T. Hale                                               Date

        *                               Director              June 1, 1999
---------------------                                         ------------------
Joseph R. Hardiman                                            Date

        *                               Director              June 1, 1999
---------------------                                         ------------------
Louis E. Levy                                                 Date

        *                               Director              June 1, 1999
---------------------                                         ------------------
Eugene J. McDonald                                            Date

        *                               Director              June 1, 1999
---------------------                                         ------------------
Rebecca W. Rimel                                              Date

        *                               Director              June 1, 1999
---------------------                                         ------------------
Carl W. Vogt                                                  Date

/s/ Harry Woolf                         President             June 1, 1999
---------------------                                         ------------------
Harry Woolf                                                   Date

/s/ Joseph A. Finelli                   Chief Financial       June 1, 1999
---------------------                   and Accounting        ------------------
Joseph A. Finelli                       Officer               Date


*By:   /s/Amy M. Olmert
       ----------------
          Amy M. Olmert
          Attorney-In-Fact

                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                                INDEX OF EXHIBITS


EDGAR
Exhibit
Number                                Document
------                     -----------------------------------------------------

                  (a)(1) Articles of Incorporation and Certificate of Correction incorporated by reference to Exhibit
                           (1)(a) to Post-Effective Amendment No. 5 to
                           Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

                  (2) Amended Articles of Incorporation dated May 1, 1992 incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

                  (3) Articles Supplementary dated December 27, 1993 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

                  (4) Articles Supplementary dated November 18, 1994 incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

                  (5) Articles Supplementary dated October 6, 1995 incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000687) on July 29, 1996.

                  (6) Articles Supplementary dated June 17, 1997 incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001357) on July 29, 1997.

                  (7) Articles Supplementary, as filed with the Maryland State Department of Taxation and Assessments on January 20, 1998 incorporated by reference to Exhibit
                           (1)(g) to Post-Effective Amendment No. 10 to
                           Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001585) on July 29, 1998.

EX-99.B           (8)      Articles of Amendment dated November 24, 1998, filed
                           herewith.

                  (b) By-Laws, as amended through December 19, 1996 incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001357) on July 29, 1997.

                  (c)(1) Instruments Defining Rights of Security Holders incorporated by reference to Exhibit 1 (Articles of Incorporation) as amended to date, filed as part of Post- Effective Amendments Nos. 5 and 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279) filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-95-000312 and 950116-96-000687) on July 26,
                           1995 and July 29, 1996, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 8 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001357) on July 29, 1997.

                  (d)(1) Investment Advisory Agreement dated September 1, 1997 between Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                  (2) Sub-Advisory Agreement dated September 1, 1997 among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                  (e)(1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                  (2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Broker-Dealers incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                  (3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                  (f)      None.

                  (g) Custodian Agreement between Registrant and Bankers Trust Company dated June 5, 1998 incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001585) on July 29, 1998.

                  (h) Master Services Agreement (including Accounting and Transfer Agency Services Appendices) between Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000687) on July 29, 1996.

EX-99.B           (i)      Opinion of Counsel, filed herewith.

EX-99.B           (j)      Consent of PricewaterhouseCoopers LLP, filed
                           herewith.

                  (k)      None.

                  (l) Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

                  (m)(1) Distribution Plan (Flag Investors Class A Shares) incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

                  (2) Distribution Plan (Flag Investors Class B Shares) incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

                  (3) Amended Distribution Plan (Flag Investors Class A Shares) incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                  (4) Amended Distribution Plan (Flag Investors Class B Shares) incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

                  (5) Distribution Plan (Flag Investors Class C Shares) incorporated by reference to Exhibit (15)(g) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001585) on July 29, 1998.

                  (n)      Not applicable.

                   (o)(1) Registrant's Rule 18f-3 Plan incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001357) on July 29, 1997.

                  (2) Registrant's Amended Rule 18f-3 Plan incorporated by reference to Exhibit (18)(b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000571) on March 10, 1998.

EX-99.B           (p)      Powers of Attorney, filed herewith.